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                                                                   EXHIBIT 10.10


                              EMPLOYMENT AGREEMENT

      AGREEMENT, made and entered into as of the 14th day of April, 1997 by and between Metallurg, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Michael Alan Standen (the "Executive").

                              W I T N E S S E T H :

      WHEREAS, the Executive is the President and Chief Executive Officer of the Company; and

      WHEREAS, the Company and the Executive have entered into an employment agreement, dated January 1, 1984, which has been renewed and extended and which is currently in effect (the "Existing Employment Agreement"); and

      WHEREAS, the Company desires to continue the employment of the Executive and to enter into a new employment agreement embodying the terms of such employment (the "Agreement"); and

      WHEREAS, the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement; and

      WHEREAS, the Company and the Executive desire to cancel the Existing Employment Agreement as of the Effective Date (as defined below);

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

      1. Definitions.

            (a) "Bankruptcy Code" shall mean title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

            (b) "Bankruptcy Court" shall mean the United States District Court for the Southern District of New York, having jurisdiction over the Chapter 11 Cases and, to the extent of any reference made pursuant to section 157 of title 28 of the United States Code, the unit of such District Court pursuant to section 151 of title 28 of the United States Code.

            (c) "Base Salary" shall mean the Executive's base salary in accordance with Section 4 below.

            (d) "Board" shall mean the Board of Directors of the Company.

            (e) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to be closed.

            (f) "Cause" shall mean:


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                  (1)   the Executive is convicted of a felony; or

                  (2) the Executive engages in conduct that constitutes gross neglect or willful misconduct in carrying out his duties under the Agreement, resulting, in either case, in material economic harm to the Company, unless the Executive believed in good faith that such act or nonact was in the best interests of the Company.

            (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations thereunder.

            (h) A "Change in Control" shall mean the first to occur of the following events:

                  (1) any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the Exchange Act) or group of persons becomes a "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of more than 50 percent of the Voting Stock of the Company;

                  (2) the majority of the Board consists of individuals other than Incumbent Directors;

                  (3) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

                  (4) the sale or other disposition of all or substantially all of the assets or business of the Company and its Subsidiaries taken as a whole; or

                  (5) the merger, consolidation or combination of the Company with or into another company (the "Other Company"); provided, however, that immediately after the merger, consolidation or combination, the shareholders of the Company immediately prior to the merger, consolidation or combination hold, directly or indirectly, 50 percent or less of the Voting Stock of the surviving company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the surviving company, any shares received by any "affiliate" (as such term is defined in Rule 12b-2 under the Exchange Act) of the Other Company in exchange for stock of the Other Company).

            (i) "Chapter 11 Cases" shall mean the cases under chapter 11 of the Bankruptcy Code commenced by the Company and Shieldalloy Metallurgical Corporation, styled In re METALLURG, INC. and SHIELDALLOY METALLURGICAL CORPORATION, Jointly Administered Chapter 11 Case Nos. 93 B 44468 (JLG) and 93 B 44469 (JLG), currently pending in the Bankruptcy Court, under which the Company and Shieldalloy Metallurgical Corporation are the debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.


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            (j) "Competitive Activity" shall mean any activity engaged in by the
Executive, whether as an employee, principal, sole proprietor, consultant, agent, officer, director, partner or shareholder (except as a less than one-percent shareholder of a publicly traded company or a less than five-percent shareholder of a privately held company), which directly competes with the Company or any Subsidiary. For this purpose, an activity which directly competes with the Company or any Subsidiary shall mean a business that was being conducted by the Company or any Subsidiary during the Term of Employment. Notwithstanding anything to the contrary in this Section 1(j), an activity shall not be deemed to be a Competitive Activity (x) solely as a result of the Executive's being employed by or otherwise associated with a business of which a unit is in competition with the Company or any Subsidiary but as to which unit the Executive does not have direct or indirect responsibilities for the products or product lines involved or (y) if the activity contributes less than 5 percent of the revenues for the fiscal year in question of the business by which the Executive is employed or with which he is otherwise associated.

            (k) "Confirmation Date" shall mean the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.

            (l) "Confirmation Order" shall mean the order of the Bankruptcy Court confirming the Plan of Reorganization pursuant to section 1129 of the Bankruptcy Code.

            (m) "Consumer Price Index" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers, all items, for New York City as determined by the Bureau of Labor Statistics, United States Department of Labor, or successor or comparable successor index should such index be discontinued.

            (n) "Disability" shall mean a disability as determined under the Company's long-term disability plans, programs and/or arrangements in effect on the date such disability first occurs.

            (o) "Effective Date" shall mean the first Business Day on which all of the conditions specified in Article XIII of the Plan of Reorganization have been satisfied or waived.

            (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

            (q) "Good Reason" shall mean the occurrence of any of the following events:

                  (1)   a reduction in the Executive's Base Salary;

                  (2) a material change in the Executive's position, duties or responsibilities with respect to his employment by the Company under the Agreement without the Executive's prior written consent;


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                  (3)   the failure of the Executive to be elected or reelected
                        to the positions described in Section 3(a) or 3(b) below or the removal of him from any such position;

                  (4) a reduction in the Executive's annual target award as specified in Section 5 below;

                  (5) an actual change in the Executive's principal work location by more than 50 miles and more than 50 miles from the Executive's principal place of abode as of the date of such change in job location without the Executive's prior written consent; or

                  (6) a Change in Control.

            (r) "Incumbent Directors" shall mean the members of the Board as of the Effective Date; provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

            (s) "Plan of Reorganization" shall mean the joint chapter 11 plan of reorganization for the Company and Shieldalloy Metallurgical Corporation under the Chapter 11 Cases (including all exhibits and schedules annexed thereto), either in its present form or as it may be altered, amended, or modified from time to time.

            (t) "Subsidiary" of the Company shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

            (u) "Term of Employment" shall mean the period specified in Section 2 below.

            (v) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

      2. Term of Employment.

            The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period commencing on the Effective Date and ending on the third anniversary of the Effective Date, subject to earlier termination of the Term of Employment in accordance with the terms of the Agreement. The Term of Employment shall be automatically renewed for a one-year period on the third anniversary of the Effective Date and on each anniversary of the Effective Date thereafter, unless either Party has notified the other Party in writing in accordance with Section 25 below at least 365 days prior to the expiration of the then Term of Employment that he or it does not want the Term of Employment to so renew.

      3. Position, Duties and Responsibilities.


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            (a) On the Effective Date and continuing for the remainder of the
Term of Employment, the Executive shall be employed as the President and Chief Executive Officer of the Company and be responsible for the general management of the affairs of the Company. The Executive, in carrying out his duties under this Agreement, shall report to the Board.

            (b) It is the intention of the Parties that effective as of the Effective Date and continuing for the remainder of the Term of Employment, the Executive shall be elected and serve as a member of the Board.

            (c) Notwithstanding anything herein to the contrary, nothing shall preclude the Executive from:

                  (1) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations;

                  (2)   engaging in charitable activities and community affairs;
                        and

                  (3)   managing his personal investments and affairs;

provided, however, that such activities do not materially interfere with the proper performance of his duties and responsibilities as the Company's President and Chief Executive Officer.

      4. Base Salary.

            The Executive shall be paid an annualized Base Salary of $606,000, payable in accordance with the regular payroll practices of the Company. The Base Salary shall be reviewed no less frequently than annually for increase in the discretion of the Board's Compensation Committee. Notwithstanding anything herein to the contrary, the Base Salary shall be increased on each January 1st after the Effective Date (the "Base Salary Increase Date") by a percentage which is equal to the percentage of increase in the Consumer Price Index with respect to the 12-month period ending on the November 30th which immediately precedes the relevant Base Salary Increase Date.

      5. Annual Incentive Compensation Programs.

            The Executive shall participate in the Company's Management Incentive Compensation Plan ("MICP") or such other successor plan applicable to senior-level executives. He shall have an annual target award under the MICP of at least 40 percent of the Base Salary paid during the relevant performance period, with such percentage subject to increase in accordance with the terms of the MICP if the performance results exceed the performance goals with respect to the relevant performance period. Payment of annual incentive compensation awards shall be made at the same time that other senior-level executives receive their annual incentive compensation awards. Notwithstanding anything herein to the contrary, the Company shall not amend the MICP if such amendment would adversely affect the Executive.

      6. Long-Term Incentive Compensation Programs.


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            (a) The Executive shall be eligible to participate in the Company's
1997 Stock Award and Stock Option Plan (the "1997 Plan") or such other successor plan applicable to senior-level executives.

            (b) On the Effective Date, the Company shall grant the Executive an award of 70,000 shares of Common Stock of the Company under the 1997 Plan (the "1997 Stock Award"). Subject to the terms and conditions of the 1997 Plan, the 1997 Stock Award shall vest as set forth below:

                  (1) 20 percent of the 1997 Stock Award shall be transferable on, and remain transferable after, the date of grant;

                  (2) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the first anniversary of the date of grant; and

                  (3) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the second anniversary of the date of grant.

            (c) The Company shall loan the Executive an amount equal to the aggregate federal, state and local income taxes (based on the highest marginal tax rates in effect on the date of the loan) incurred by the Executive due to
(i) a portion of the 1997 Stock Award becoming transferable or (ii) the Executive making an election under Code Section 83(b) with respect to the 1997 Stock Award. The loan shall be made at or, at the Executive's election, prior to the date the Executive is obligated to pay any federal, state or local income tax due to such portion of the 1997 Stock Award becoming transferable or the Executive making such election under Code Section 83(b). The loan's interest rate shall be equal to the short-term applicable federal rate compounded annually in effect on the date of the loan as published by the Internal Revenue Service. The Executive shall pay to the Company in a lump sum the principal and all accrued interest with respect to such loan on the day which precedes the third anniversary of the date of the loan, or, at the Executives's election, on any date which precedes the third anniversary of the date of the loan.

      7. Employee Benefit Programs.

            (a) During the Term of Employment, the Executive shall be entitled to participate in those employee pension and welfare benefit plans, programs and/or arrangements applicable to the Executive and made available to the Company's senior-level executives or to its employees generally, as such plans, programs and/or arrangements may be in effect from time to time, including, without limitation, pension, profit-sharing, savings, medical, dental, hospitalization, short-term disability, long-term disability, life insurance, accidental death and dismemberment protection, travel accident insurance, and other employee pension and welfare benefit plans, programs and/or arrangements that may be sponsored by the Company from time to time.


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            (b) During the Term of Employment, the Company shall provide the
Executive with term life insurance with a death benefit of at least two times Base Salary. The Company shall pay all premiums with respect to such life insurance. Such life insurance may be provided either through the Company's group life insurance programs, by an individual policy, or by a combination of both group and individual policies.

      8. Reimbursement of Business Expenses.

            The Executive is authorized to incur reasonable business expenses in carrying out his duties and responsibilities under the Agreement, and the Company shall promptly reimburse him for all such reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

      9. Perquisites.

            (a) During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executive in accordance with the terms and conditions of such arrangements as are in effect from time to time.

            (b) Notwithstanding anything herein to the contrary, the Company shall pay for the membership fees (including any bond requirement) and dues at two clubs as the Executive determines are appropriate.

      10. Vacation.

            The Executive shall be entitled to paid vacation in accordance with the Company's vacation policy; provided, however, that the Executive shall be entitled to not less than five weeks of vacation each year.

      11. Termination of Employment.

            (a) Termination of Employment Due to Death. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and his estate and/or beneficiaries, as the case may be, shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of his death;

                  (2) all annual incentive awards with respect to any year prior to the year of his death which have been earned but not paid;

                  (3) a pro rata annual incentive award under the MICP for the year in which the Executive's death occurs; provided, however, that the performance goals established under the MICP with respect to the year in which the Executive's death occurs are met;

                  (4) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested


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                        shares underlying any other restricted stock award
                        held by the Executive on the date of his death;

                  (5) immediate vesting of all stock options held by the Executive on the date of his death, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of death or (ii) the date the incentive stock option would otherwise expire;

                  (6) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                  (7) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (b) Termination of Employment Due to Disability. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the Executive's termination of employment and the Executive shall be entitled to the following (but in no event less than the benefits due him under the then current disability program of the Company):

                  (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the sum of 50 percent of Base Salary, at the annual rate in effect on the date of the termination of the Executive's employment, payable monthly for a period ending on the first day of the month following the month in which the Executive attains age 65 or recovers from his Disability, whichever occurs earlier, less the amount of any disability benefits provided to the Executive under the Company's disability program;

                  (4) a pro rata annual incentive award under the MICP for the year in which the termination of the Executive's employment occurs; provided, however, that the performance goals established under the MICP with respect to the year in which the termination of the Executive's employment occurs are met;

                  (5) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested


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                        shares underlying any other restricted stock award
                        held by the Executive on the date of the termination of his employment;

                  (6) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;

                  (7) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (8) continued participation, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in those other employee plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until he attains age 65 or recovers from his Disability, whichever occurs earlier; and

                  (9) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            If the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(b)(8) above, he shall be provided the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate. The economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis.

            In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating his employment gives written notice to the other Party in accordance with Section 25 below.

            (c) Termination of Employment by the Company for Cause. A termination of the Executive's employment by the Company for Cause shall not take effect unless the provisions of this Section 11(c) are complied with and the Board issues a written determination that the Executive's employment should be terminated for Cause (a "Determination").

                  (1) In accordance with Section 25 below, the Board shall give the Executive a written notice stating the Board's intention to terminate his employment for Cause (the "Cause Notice"). The Cause Notice shall:


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                        (A)   state in detail the particular act or acts or
                              failure or failures to act that constitute the grounds on which the proposed termination of employment for Cause is based; and

                        (B) be given within four months of the Board learning of such act or acts or failure or failures to act.

                  (2) The Board may temporarily relieve the Executive of his duties and responsibilities described in Section 3(a) above during the period commencing on the date the Cause Notice is issued by the Board and ending on the date the Determination is issued by the Board (the "Determination Period").

                  (3) The Executive shall have 20 days after the date the Cause Notice is actually received by him in which to cure his conduct on which the termination of employment for Cause is based, to the extent such cure is possible. If the Executive fails to cure such conduct, he shall then be entitled to a hearing before the Board. Such hearing shall be held during the 20-day period following the date the Executive receives the Cause Notice; provided, however, that the Executive requests such hearing during the 10-day period following the date the Executive receives the Cause Notice. Within five days following the completion of such hearing, the Board shall issue a Determination stating whether, in its judgment, grounds for Cause as detailed in the Cause Notice exist. If the Determination states that such grounds exist, the Executive's employment shall be immediately terminated for Cause and the Term of Employment shall end as of the date of the termination of the Executive's employment.

                  (4) If the Company terminates the Executive's employment for Cause, the Executive shall be entitled to the following:

                        (A) Base Salary earned but not paid prior to the date of the termination of his employment;

                        (B) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                        (C) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

                  (5) Notwithstanding anything herein to the contrary, if, following a termination of the Executive's employment


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                        by the Company for Cause based upon the conviction of
                        the Executive for a felony, such conviction is overturned in a final determination on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits the Executive would have received if his employment had been terminated by the Company without Cause.

            (d) Termination of Employment by the Company Without Cause. If the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Executive shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of the termination of his employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) with respect to a period equal to the longer of (i) 12 months or (ii) the remainder of the Term of Employment, payable in a lump sum without discount (the "Salary Continuation Benefits");

                  (4) full annual incentive award under the MICP for the year in which the termination of the Executive's employment occurs; provided, however, that the performance goals established under the MICP with respect to the year in which the termination of the Executive's employment occurs are met;

                  (5) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of the termination of his employment;

                  (6) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;


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                  (7)   continued accrual of credited service through the end of
                        the Term of Employment for the purpose of any Company pension plan, program or arrangement;

                  (8) the right to purchase, at fair market value, the Executive's automobile (if any) provided to him by the Company under the Company's automobile perquisite program for senior-level executives;

                  (9) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (10) continued participation, as if he were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                        (A) the end of the period used to determine the Salary Continuation Benefits; or

                        (B) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(d)(10)(A) above, he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 11(d)(10);

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                        (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

                  (11) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.


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            (e) Termination of Employment by the Executive for Good Reason. The
Executive may terminate his employment for Good Reason, but only if:

                  (1) the Executive notifies the Board during the 60-day period following the date of the first occurrence of an event which constitutes Good Reason (the "Good Reason Event Date") of his intention to terminate his employment for Good Reason;

                  (2) the Executive terminates his employment for Good Reason during the 120-day period following the Good Reason Event Date;

                  (3) the termination of employment for Good Reason does not occur during a Determination Period described in Section 11(c)(2) above; and

                  (4) the Good Reason first occurs before or after a Determination Period, or, if the Good Reason first occurs during a Determination Period, such event constituting Good Reason continues to occur after the Determination Period.

Upon a termination by the Executive of his employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in
Section 11(d) above; provided, however, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(q)(1) above, then the Base Salary to be used in determining the Salary Continuation Benefits in accordance with Section 11(d)(2) above shall be the Base Salary in effect immediately prior to such reduction.

            (f) Termination of Employment Following a Change in Control. On the date of a Change in Control, all stock options and all unvested shares under the 1997 Stock Award and other restricted stock awards held by the Executive on such date shall immediately and fully vest, and all such stock options shall be exercisable from such date until the date they would otherwise expire (but in the case of incentive stock options, for not more than one year following a termination of employment). If, following a Change in Control, the Executive's employment is terminated by the Company without Cause or the Executive terminates his employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in Section 11(d) above, except that the Salary Continuation Benefits under Section 11(d)(3) above shall be determined with respect to a period equal to the longer of (i) two years or (ii) the remainder of the Term of Employment. A failure by the Executive to exercise his rights with respect to a Change in Control shall not be deemed a waiver of any rights under this Agreement.

            (g) Termination of Employment by the Executive Without Good Reason. If the Executive terminates his employment without Good Reason, other than a termination of employment due to death or Disability, the Executive shall have the same entitlements as provided in Section 11(c)(4) above. A termination of the Executive's employment under this Section 11(g) shall be effective upon 30 days prior written notice to the Company and shall not be deemed a breach of this Agreement.

            (h) Nonrenewal of Agreement by the Company. If (i) the Company does not renew the Term of Employment in accordance with Section 2 above and (ii) the Executive remains employed by the Company on a continuous basis until the end of the Term of Employment, the Executive shall have the same entitlements as provided in Section 11(d) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company without Cause.

            (i) Nonrenewal of Agreement by the Executive. In the event that the Executive does not renew the Term of Employment in accordance with Section 2 above, the Executive shall have the same entitlements as provided in Section 11(c)(4) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company for Cause.

            (j) Payment Following a Change in Control. If the termination of the Executive's employment is pursuant to Section 11(f) above, and the aggregate of all payments or benefits made or provided to the Executive under Section 11(f) above and under all other plans, programs and/or arrangements of the Company (the "Aggregate Payment") is determined to constitute a "parachute payment" (as such term is defined in Code Section 280G(b)(2)), the Company shall pay to the Executive, prior to the time any excise tax imposed by Code Section 4999 ("Excise Tax") is payable with respect to such Aggregate Payment, an additional amount which, after the imposition of all income and excise taxes thereon, is equal to the Excise Tax on the Aggregate Payment. The determination of whether the Aggregate Payment constitutes a parachute payment and, if so, the amount to be paid to the Executive and the time of payment pursuant to this Section 11(j) shall be made by an independent auditor (the "Auditor") jointly selected by the Company and the Executive and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm which has not, during the two years preceding the date of its selection, acted in any way on behalf of the Company or any affiliate thereof. If the Executive and the Company cannot agree on the firm to serve as the Auditor, then the Executive and the Company shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

            (k) No Mitigation; No Offset. If the Executive's employment terminates under this Section 11, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 11.

            (l) Nature of Payments. Any amounts due under this Section 11 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

      12. Confidentiality: Assignment of Rights.

            (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which he acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with his work as an employee of the Company, (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information, or (iii) as to such confidential information that becomes generally known to the public or trade without violation of this Section 12(a).

            (b) The Executive hereby sells, assigns and transfers to the Company all of his right, title and interest in and to all inventions, discoveries, improvements and copyrightable subject matter (the "rights") which during the Term of Employment are made or conceived by him, alone or with others, and which are within or arise out of any general field of the Company's business or arise out of any work he performs or information he receives regarding the business of the Company while employed by the Company. The Executive shall fully disclose to the Company as promptly as available all information known or possessed by him concerning the rights referred to in the preceding sentence, and upon request by the Company and without any further remuneration in any form to him by the Company, but at the expense of the Company, execute all applications for patents and for copyright registration, assignments thereof and other instruments and do all things which the Company may deem necessary to vest and maintain in it the entire right, title and interest in and to all such rights.

      13. Noncompetition.

            (a) The Executive covenants and agrees that during the Term of Employment and during the six-month period following the end of the Term of Employment, he shall not at any time, without the prior written consent of the Company, directly or indirectly, engage in a Competitive Activity.

            (b) The Parties acknowledge that in the event of a breach or threatened breach of Section 13(a) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of
Section 13(a) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 13(a) above. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 13(a) above, including the recovery of damages.

      14. Indemnification.

            (a) The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

            (b) Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 14(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including the Board, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

            (c) The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

      15. Effect of Agreement on Other Benefits.

            Except as specifically provided in this Agreement, the existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the Company's employee benefit plans, programs and arrangements applicable to the Company's senior-level executives.

      16. Assignability; Binding Nature.

            This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder and under any other plan or benefit program referred to herein. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 22 below.

      17. Representation.

            The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

      18. Entire Agreement.

            This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

      19. Amendment or Waiver.

            No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

      20. Severability.

            In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

      21. Survivorship.

            The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

      22. Beneficiaries/References.

            The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

      23. Governing Law/Jurisdiction.

            This Agreement shall be governed by and construed and interpreted in accordance with the laws of New York without reference to principles of conflict of laws.

      24. Resolution of Disputes.

            Any disputes arising under or in connection with the Agreement may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the two arbitrators shall select a third arbitrator, and the three arbitrators shall form an arbitration panel which shall resolve the dispute by majority vote. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Executive under this Agreement and all benefits to which the Executive is entitled at the time the dispute arises.

      25. Notices.

            Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Metallurg, Inc.
                              6 East 43rd Street, 12th Floor
                              New York, New York 10017
                              Attention: General Counsel

With a copy to:               Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, New York 10153
                              Attention: Marcia L. Goldstein

If to the Executive:          Mr. Michael A. Standen

                              81 Oakland Beach Avenue
                              Rye, New York 10580

With a copy to:               Duane Morris & Heckscher
                              One Liberty Place
                              Philadelphia, Pennsylvania 19103-7396
                              Attention: John F. Horstmann

      26. Headings.

            The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

      27. Counterparts.

            This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    METALLURG, INC.


                                    By:
                                       ------------------------
                                          Secretary



                                    ------------------------
                                      Michael Alan Standen

                              EMPLOYMENT AGREEMENT

      AGREEMENT, made and entered into as of the 14th day of April, 1997 by and between Metallurg Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Michael A.
Banks (the "Executive").

                              W I T N E S S E T H :

      WHEREAS, the Executive is the Vice President, Administration of the Company; and

      WHEREAS, the Company desires to continue the employment of the Executive and to enter into an employment agreement embodying the terms of such employment (the "Agreement"); and

      WHEREAS, the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

      1. Definitions.

            (a) "Bankruptcy Code" shall mean title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

            (b) "Bankruptcy Court" shall mean the United States District Court for the Southern District of New York, having jurisdiction over the Chapter 11 Cases and, to the extent of any reference made pursuant to section 157 of title 28 of the United States Code, the unit of such District Court pursuant to section 151 of title 28 of the United States Code.

            (c) "Base Salary" shall mean the Executive's base salary in accordance with Section 4 below.

            (d) "Board" shall mean the Board of Directors of the Company.

            (e) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to be closed.

            (f) "Cause" shall mean:

                  (1)   the Executive is convicted of a felony; or

                  (2) the Executive engages in conduct that constitutes gross neglect or willful misconduct in carrying out his duties under the Agreement, resulting, in either case, in material economic harm to the Company, unless the Executive believed in good faith that such act or nonact was in the best interests of the Company.

            (g) "CEO" shall mean the chief executive officer of the Company.

            (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations thereunder.

            (i) A "Change in Control" shall mean the first to occur of the following events:

                  (1) any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the Exchange Act) or group of persons becomes a "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of more than 50 percent of the Voting Stock of the Company;

                  (2) the majority of the Board consists of individuals other than Incumbent Directors;

                  (3) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

                  (4) the sale or other disposition of all or substantially all of the assets or business of the Company and its Subsidiaries taken as a whole; or

                  (5) the merger, consolidation or combination of the Company with or into another company (the "Other Company"); provided, however, that immediately after the merger, consolidation or combination, the shareholders of the Company immediately prior to the merger, consolidation or combination hold, directly or indirectly, 50 percent or less of the Voting Stock of the surviving company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the surviving company, any shares received by any "affiliate" (as such term is defined in Rule 12b-2 under the Exchange Act) of the Other Company in exchange for stock of the Other Company).

            (j) "Chapter 11 Cases" shall mean the cases under chapter 11 of the Bankruptcy Code commenced by the Company and Shieldalloy Metallurgical Corporation, styled In re METALLURG, INC. and SHIELDALLOY METALLURGICAL CORPORATION, Jointly Administered Chapter 11 Case Nos. 93 B 44468 (JLG) and 93 B 44469 (JLG), currently pending in the Bankruptcy Court, under which the Company and Shieldalloy Metallurgical Corporation are the debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

            (k) "Competitive Activity" shall mean any activity engaged in by the Executive, whether as an employee, principal, sole proprietor, consultant, agent, officer, director, partner or shareholder (except as a less than one-percent shareholder of a publicly traded company or a less than five-percent shareholder of a privately held company), which directly competes with the Company or any Subsidiary. For this purpose, an activity which directly competes with the Company or any Subsidiary shall mean a business that was being conducted by the Company or any Subsidiary during the Term of Employment. Notwithstanding anything to the contrary in this Section 1(k), an activity shall not be deemed to be a Competitive Activity (x) solely as a result of the Executive's being employed by or otherwise associated with a business of which a unit is in competition with the Company or any Subsidiary but as to which unit the Executive does not have direct or indirect responsibilities for the products or product lines involved or (y) if the activity contributes less than 5 percent of the revenues for the fiscal year in question of the business by which the Executive is employed or with which he is otherwise associated.

            (l) "Confirmation Date" shall mean the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.

            (m) "Confirmation Order" shall mean the order of the Bankruptcy Court confirming the Plan of Reorganization pursuant to section 1129 of the Bankruptcy Code.

            (n) "Consumer Price Index" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers, all items, for New York City as determined by the Bureau of Labor Statistics, United States Department of Labor, or successor or comparable successor index should such index be discontinued.

            (o) "Disability" shall mean a disability as determined under the Company's long-term disability plans, programs and/or arrangements in effect on the date such disability first occurs.

            (p) "Effective Date" shall mean the first Business Day on which all of the conditions specified in Article XIII of the Plan of Reorganization have been satisfied or waived.

            (q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

            (r) "Good Reason" shall mean the occurrence of any of the following events:

                  (1)   a reduction in the Executive's Base Salary;

                  (2) a material change in the Executive's position, duties or responsibilities with respect to his employment by the Company under the Agreement without the Executive's prior written consent;

                  (3) the removal of the Executive from the positions described in Section 3 below;

                  (4) a reduction in the Executive's annual bonus opportunity as specified in Section 5 below;

                  (5) an actual change in the Executive's principal work location by more than 50 miles and more than 50 miles from the Executive's principal place of abode as of the date of such change in job location without the Executive's prior written consent; or

                  (6) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to the Company, or purchaser of all or substantially all of the business or assets of the Company and its Subsidiaries taken as a whole, on or prior to the date on which the relevant merger, consolidation, sale or similar transaction is completed.

            (s) "Incumbent Directors" shall mean the members of the Board as of the Effective Date; provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

            (t) "Plan of Reorganization" shall mean the joint chapter 11 plan of reorganization for the Company and Shieldalloy Metallurgical Corporation under the Chapter 11 Cases (including all exhibits and schedules annexed thereto), either in its present form or as it may be altered, amended, or modified from time to time.

            (u) "Subsidiary" of the Company shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

            (v) "Term of Employment" shall mean the period specified in Section 2 below.

            (w) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

      2. Term of Employment.

            The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period commencing on the Effective Date and ending on the second anniversary of the Effective Date, subject to earlier termination of the Term of Employment in accordance with the terms of the Agreement. The Term of Employment shall be automatically renewed for a one-year period on the second anniversary of the Effective Date and on each anniversary of the Effective Date thereafter, unless either Party has notified the other Party in writing in accordance with Section 25 below at least 365 days prior to the expiration of the then Term of Employment that he or it does not want the Term of Employment to so renew.

      3. Position, Duties and Responsibilities.

            On the Effective Date and continuing for the remainder of the Term of Employment, the Executive shall be employed as the Vice President, Administration of the Company, and he shall have the duties and responsibilities associated with such position. The Executive, in carrying out his duties under this Agreement, shall report to the CEO. Notwithstanding anything herein to the contrary, nothing shall preclude the Executive from:

                  (1) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations;

                  (2)   engaging in charitable activities and community affairs;
                        and

                  (3)   managing his personal investments and affairs;

provided, however, that such activities do not materially interfere with the proper performance of his duties and responsibilities hereunder.

      4. Base Salary.

            The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Company, of $210,000, which is the Executive's current base salary in effect as of the Effective Date. The Base Salary shall be reviewed no less frequently than annually for increase in the discretion of the Board's Compensation Committee. Notwithstanding anything herein to the contrary, the Base Salary shall be increased on each January 1st after the Effective Date (the "Base Salary Increase Date") by a percentage which is equal to the percentage of increase in the Consumer Price Index with respect to the 12-month period ending on the November 30th which immediately precedes the relevant Base Salary Increase Date.

      5. Annual Incentive Compensation Programs.

            The Executive shall participate in the Company's Management Incentive Compensation Plan ("MICP") or such other successor plan applicable to senior-level executives. He shall have an annual bonus opportunity under the MICP of 30 percent of Base Salary. Payment of annual incentive compensation awards shall be made at the same time that other senior-level executives receive their annual incentive compensation awards.

      6. Long-Term Incentive Compensation Programs.

            (a) The Executive shall be eligible to participate in the Company's 1997 Stock Award and Stock Option Plan (the "1997 Plan") or such other successor plan applicable to senior-level executives.

            (b) On the Effective Date, the Company shall grant the Executive an award of 27,500 shares of common stock of the Company under the 1997 Plan (the "1997 Stock Award"). Subject to the terms and conditions of the 1997 Plan, the 1997 Stock Award shall vest as set forth below:

                  (1) 20 percent of the 1997 Stock Award shall be transferable on, and remain transferable after, the date of grant;

                  (2) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the first anniversary of the date of grant; and

                  (3) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the second anniversary of the date of grant.

            (c) The Company shall loan the Executive an amount equal to the aggregate federal, state and local income taxes (based on the highest marginal tax rates in effect on the date of the loan) incurred by the Executive due to
(i) a portion of the 1997 Stock Award becoming transferable or (ii) the Executive making an election under Code Section 83(b) with respect to the 1997 Stock Award. The loan shall be made at or, at the Executive's election, prior to the date the Executive is obligated to pay any federal, state or local income tax due to such portion of the 1997 Stock Award becoming transferable or the Executive making such election under Code Section 83(b). The loan's interest rate shall be equal to the short-term applicable federal rate compounded annually in effect on the date of the loan as published by the Internal Revenue Service. The Executive shall pay to the Company in a lump sum the principal and all accrued interest with respect to such loan on the day which precedes the third anniversary of the date of the loan, or, at the Executives's election, on any date which precedes the third anniversary of the date of the loan.

      7. Employee Benefit Programs.

            (a) During the Term of Employment, the Executive shall be entitled to participate in those employee pension and welfare benefit plans, programs and/or arrangements applicable to the Executive and made available to the Company's senior-level executives or to its employees generally, as such plans, programs and/or arrangements may be in effect from time to time, including, without limitation, pension, profit-sharing, savings, medical, dental, hospitalization, short-term disability, long-term disability, life insurance, accidental death and dismemberment protection, travel accident insurance, and other employee pension and welfare benefit plans, programs and/or arrangements that may be sponsored by the Company from time to time.

            (b) During the Term of Employment, the Company shall provide the Executive with term life insurance with a death benefit of at least two times Base Salary. The Company shall pay all premiums with respect to such life insurance. Such life insurance may be provided either through the Company's group life insurance programs, by an individual policy, or by a combination of both group and individual policies.

      8. Reimbursement of Business Expenses.

            The Executive is authorized to incur reasonable business expenses in carrying out his duties and responsibilities under the Agreement, and the Company shall promptly reimburse him for all such reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

      9. Perquisites.

            During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executive in accordance with the terms and conditions of such arrangements as are in effect from time to time.

      10. Vacation.

            The Executive shall be entitled to paid vacation in accordance with the Company's vacation policy; provided, however, that the Executive shall be entitled to not less than four weeks of vacation each year.

      11. Termination of Employment.

            (a) Termination of Employment Due to Death. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and his estate and/or beneficiaries, as the case may be, shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of his death;

                  (2) all annual incentive awards with respect to any year prior to the year of his death which have been earned but not paid;

                  (3) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of his death;

                  (4) immediate vesting of all stock options held by the Executive on the date of his death, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of death or (ii) the date the incentive stock option would otherwise expire;

                  (5) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                  (6) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (b) Termination of Employment Due to Disability. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the Executive's termination of employment and the Executive shall be entitled to the following (but in no event less than the benefits due him under the then current disability program of the Company):

                  (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the sum of 50 percent of Base Salary, at the annual rate in effect on the date of the termination of the Executive's employment, payable monthly for a period ending on the first day of the month following the month in which the Executive attains age 65 or recovers from his Disability, whichever occurs earlier, less the amount of any disability benefits provided to the Executive under the Company's disability program;

                  (4) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of the termination of his employment;

                  (5) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;

                  (6) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (7) continued participation, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in those other employee plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until he attains age 65 or recovers from his Disability, whichever occurs earlier; and

                  (8) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            If the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(b)(7) above, he shall be provided the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate. The economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis.

            In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating his employment gives written notice to the other Party in accordance with Section 25 below.

            (c) Termination of Employment by the Company for Cause. A termination of the Executive's employment by the Company for Cause shall not take effect unless the provisions of this Section 11(c) are complied with and the Board issues a written determination that the Executive's employment should be terminated for Cause (a "Determination").

                  (1) In accordance with Section 25 below, the CEO shall give the Executive a written notice stating his intention to terminate the Executive's employment for Cause (the "Cause Notice"). The Cause Notice shall:

                        (A) state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination of employment for Cause is based; and

                        (B) be given within four months of the CEO learning of such act or acts or failure or failures to act.

                  (2) The CEO may temporarily relieve the Executive of his duties and responsibilities described in Section 3 above during the period commencing on the date the Cause Notice is issued by the CEO and ending on the date the Determination is issued by the Board (the "Determination Period").

                  (3) The Executive shall have 20 days after the date the Cause Notice is actually received by him in which to cure his conduct on which the termination of employment for Cause is based, to the extent such cure is possible. If the Executive fails to cure such conduct, he shall then be entitled to a hearing before the Board. Such hearing shall be held during the 20-day period following the date the Executive receives the Cause Notice; provided, however, that the Executive requests such hearing during the 10-day period following the date the Executive receives the Cause Notice. Within five days following the completion of such hearing, the Board shall issue a Determination stating whether, in its judgment, grounds for Cause as detailed in the Cause Notice exist. If the Determination states that such grounds exist, the Executive's employment shall be immediately terminated for Cause and the Term of Employment shall end as of the date of the termination of the Executive's employment.

                  (4) If the Company terminates the Executive's employment for Cause, the Executive shall be entitled to the following:

                        (A) Base Salary earned but not paid prior to the date of the termination of his employment;

                        (B) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                        (C) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

                  (5) Notwithstanding anything herein to the contrary, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony, such conviction is overturned in a final determination on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits the Executive would have received if his employment had been terminated by the Company without Cause.

            (d) Termination of Employment by the Company Without Cause. If the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Executive shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of the termination of his employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) with respect to a period equal to the longer of (i) the remainder of the Term of Employment or (ii) the corresponding severance period listed on Schedule A, payable in a lump sum without discount (the "Salary Continuation Benefits");

                  (4) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of the termination of his employment;

                  (5) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;

                  (6) continued accrual of credited service through the end of the Term of Employment for the purpose of any Company pension plan, program or arrangement;

                  (7) the right to purchase, at fair market value, the Executive's automobile (if any) provided to him by the Company under the Company's automobile perquisite program for senior-level executives;

                  (8) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (9) continued participation, as if he were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                        (A) the end of the period used to determine the Salary Continuation Benefits; or

                        (B) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(d)(9)(A) above, he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 11(d)(9);

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                        (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

                  (10) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (e) Termination of Employment by the Executive for Good Reason. The Executive may terminate his employment for Good Reason, but only if:

                  (1) the Executive notifies the Board during the 60-day period following the date of the first occurrence of an event which constitutes Good Reason (the "Good Reason Event Date") of his intention to terminate his employment for Good Reason;

                  (2) the Executive terminates his employment for Good Reason during the 120-day period following the Good Reason Event Date;

                  (3) the termination of employment for Good Reason does not occur during a Determination Period described in Section 11(c)(2) above; and

                  (4) the Good Reason first occurs before or after a Determination Period, or, if the Good Reason first occurs during a Determination Period, such event constituting Good Reason continues to occur after the Determination Period.

Upon a termination by the Executive of his employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in
Section 11(d) above; provided, however, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(r)(1) above, then the Base Salary to be used in determining the Salary Continuation Benefits in accordance with Section 11(d)(2) above shall be the Base Salary in effect immediately prior to such reduction.

            (f) Termination of Employment Following a Change in Control. On the date of a Change in Control, all stock options and all unvested shares under the 1997 Stock Award and other restricted stock awards held by the Executive on such date shall immediately and fully vest, and all such stock options shall be exercisable from such date until the date they would otherwise expire (but in the case of incentive stock options, for not more than one year following a termination of employment). If, following a Change in Control, (i) the Executive's employment is terminated by the Company without Cause, (ii) the Executive terminates his employment for Good Reason, or (iii) upon 30 days prior written notice to the Company, the Executive terminates his employment for any reason during the 120-day period following the 90th day after the date of the Change in Control, the Executive shall be entitled to the same payments and benefits as provided in Section 11(d) above, except that the Salary Continuation Benefits under Section 11(d)(3) above shall be determined with respect to a period equal to the longer of (a) 18 months or (b) the remainder of the Term of Employment. A failure by the

Executive to exercise his rights with respect to a Change in Control shall not be deemed a waiver of any rights under this Agreement.

            (g) Termination of Employment by the Executive Without Good Reason. If the Executive terminates his employment without Good Reason, other than a termination of employment (i) due to death or retirement or Disability or (ii) by the Executive during the 120-day period following the 90th day after the date of a Change in Control, the Executive shall have the same entitlements as provided in Section 11(c)(4) above. A termination of the Executive's employment under this Section 11(g) shall be effective upon 30 days prior written notice to the Company and shall not be deemed a breach of this Agreement.

            (h) Nonrenewal of Agreement by the Company. If (i) the Company does not renew the Term of Employment in accordance with Section 2 above and (ii) the Executive remains employed by the Company on a continuous basis until the end of the Term of Employment, the Executive shall have the same entitlements as provided in Section 11(d) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company without Cause.

            (i) Nonrenewal of Agreement by the Executive. In the event that the Executive does not renew the Term of Employment in accordance with Section 2 above, the Executive shall have the same entitlements as provided in Section 11(c)(4) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company for Cause.

            (j) Payment Following a Change in Control. If the termination of the Executive's employment is pursuant to Section 11(f) above, and the aggregate of all payments or benefits made or provided to the Executive under Section 11(f) above and under all other plans, programs and/or arrangements of the Company (the "Aggregate Payment") is determined to constitute a "parachute payment" (as such term is defined in Code Section 280G(b)(2)), the Company shall pay to the Executive, prior to the time any excise tax imposed by Code Section 4999 ("Excise Tax") is payable with respect to such Aggregate Payment, an additional amount which, after the imposition of all income and excise taxes thereon, is equal to the Excise Tax on the Aggregate Payment. The determination of whether the Aggregate Payment constitutes a parachute payment and, if so, the amount to be paid to the Executive and the time of payment pursuant to this Section 11(j) shall be made by an independent auditor (the "Auditor") jointly selected by the Company and the Executive and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm which has not, during the two years preceding the date of its selection, acted in any way on behalf of the Company or any affiliate thereof. If the Executive and the Company cannot agree on the firm to serve as the Auditor, then the Executive and the Company shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

            (k) No Mitigation; No Offset. If the Executive's employment terminates under this Section 11, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 11.

            (l) Nature of Payments. Any amounts due under this Section 11 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

      12. Confidentiality: Assignment of Rights.

            (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which he acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with his work as an employee of the Company, (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information, or (iii) as to such confidential information that becomes generally known to the public or trade without violation of this Section 12(a).

            (b) The Executive hereby sells, assigns and transfers to the Company all of his right, title and interest in and to all inventions, discoveries, improvements and copyrightable subject matter (the "rights") which during the Term of Employment are made or conceived by him, alone or with others, and which are within or arise out of any general field of the Company's business or arise out of any work he performs or information he receives regarding the business of the Company while employed by the Company. The Executive shall fully disclose to the Company as promptly as available all information known or possessed by him concerning the rights referred to in the preceding sentence, and upon request by the Company and without any further remuneration in any form to him by the Company, but at the expense of the Company, execute all applications for patents and for copyright registration, assignments thereof and other instruments and do all things which the Company may deem necessary to vest and maintain in it the entire right, title and interest in and to all such rights.

      13. Noncompetition.

            (a) The Executive covenants and agrees that during the Term of Employment and during the six-month period following the end of the Term of Employment, he shall not at any time, without the prior written consent of the Company, directly or indirectly, engage in a Competitive Activity.

            (b) The Parties acknowledge that in the event of a breach or threatened breach of Section 13(a) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of
Section 13(a) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of
Section 13(a) above. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 13(a) above, including the recovery of damages.

      14. Indemnification.

            (a) The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

            (b) Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 14(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including the Board, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

            (c) The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

      15. Effect of Agreement on Other Benefits.

            Except as specifically provided in this Agreement, the existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the Company's employee benefit plans, programs and arrangements applicable to the Company's senior-level executives.

      16. Assignability; Binding Nature.

            This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder or under any other plan or benefit program referred to herein. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 22 below.

      17. Representation.

            The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

      18. Entire Agreement.

            This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

      19. Amendment or Waiver.

            No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

      20. Severability.

            In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

      21. Survivorship.

            The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

      22. Beneficiaries/References.

            The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

      23. Governing Law/Jurisdiction.

            This Agreement shall be governed by and construed and interpreted in accordance with the laws of New York without reference to principles of conflict of laws.

      24. Resolution of Disputes.

            Any disputes arising under or in connection with the Agreement may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the two arbitrators shall select a third arbitrator, and the three arbitrators shall form an arbitration panel which shall resolve the dispute by majority vote. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Executive under this Agreement and all benefits to which the Executive is entitled at the time the dispute arises.

      25. Notices.

            Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Metallurg, Inc.

                              6 East 43rd Street, 12th floor
                              New York, New York 10017
                              Attention: General Counsel

With a copy to:               Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, New York 10153
                              Attention: John J. Rapisardi

If to the Executive:          Michael A. Banks
                              232 Byram Lake Road
                              Mt. Kisco, NY 10549

      26. Headings.

            The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

      27. Counterparts.

            This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    METALLURG, INC.


                                    By:
                                       ------------------------
                                          Secretary



                                    ------------------------
                                    Michael A. Banks

                                   SCHEDULE A

            Years of Service                    Severance Period
            ----------------                    ----------------

            Up to 15                            6 months

            More Than 15                        9 months

            More Than 20                        12 months

                              EMPLOYMENT AGREEMENT

      AGREEMENT, made and entered into as of the 14th day of April, 1997 by and between Metallurg Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Barry C. Nuss (the "Executive").

                              W I T N E S S E T H :

      WHEREAS, the Executive is the Vice President, Finance of the Company;
and

      WHEREAS, the Company desires to continue the employment of the Executive and to enter into an employment agreement embodying the terms of such employment (the "Agreement"); and

      WHEREAS, the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

      1. Definitions.

            (a) "Bankruptcy Code" shall mean title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

            (b) "Bankruptcy Court" shall mean the United States District Court for the Southern District of New York, having jurisdiction over the Chapter 11 Cases and, to the extent of any reference made pursuant to section 157 of title 28 of the United States Code, the unit of such District Court pursuant to section 151 of title 28 of the United States Code.

            (c) "Base Salary" shall mean the Executive's base salary in accordance with Section 4 below.

            (d) "Board" shall mean the Board of Directors of the Company.

            (e) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to be closed.

            (f) "Cause" shall mean:

                  (1)   the Executive is convicted of a felony; or

                  (2) the Executive engages in conduct that constitutes gross neglect or willful misconduct in carrying out his duties under the Agreement, resulting, in either case, in material economic harm to the Company, unless the Executive believed in good faith that such act or nonact was in the best interests of the Company.

            (g) "CEO" shall mean the chief executive officer of the Company.

            (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations thereunder.

            (i) A "Change in Control" shall mean the first to occur of the following events:

                  (1) any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the Exchange Act) or group of persons becomes a "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of more than 50 percent of the Voting Stock of the Company;

                  (2) the majority of the Board consists of individuals other than Incumbent Directors;

                  (3) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

                  (4) the sale or other disposition of all or substantially all of the assets or business of the Company and its Subsidiaries taken as a whole; or

                  (5) the merger, consolidation or combination of the Company with or into another company (the "Other Company"); provided, however, that immediately after the merger, consolidation or combination, the shareholders of the Company immediately prior to the merger, consolidation or combination hold, directly or indirectly, 50 percent or less of the Voting Stock of the surviving company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the surviving company, any shares received by any "affiliate" (as such term is defined in Rule 12b-2 under the Exchange Act) of the Other Company in exchange for stock of the Other Company).

            (j) "Chapter 11 Cases" shall mean the cases under chapter 11 of the Bankruptcy Code commenced by the Company and Shieldalloy Metallurgical Corporation, styled In re METALLURG, INC. and SHIELDALLOY METALLURGICAL CORPORATION, Jointly Administered Chapter 11 Case Nos. 93 B 44468 (JLG) and 93 B 44469 (JLG), currently pending in the Bankruptcy Court, under which the Company and Shieldalloy Metallurgical Corporation are the debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

            (k) "Competitive Activity" shall mean any activity engaged in by the Executive, whether as an employee, principal, sole proprietor, consultant, agent, officer, director, partner or shareholder (except as a less than one-percent shareholder of a publicly traded company or a less than five-percent shareholder of a privately held company), which directly competes with the Company or any Subsidiary. For this purpose, an activity which directly competes with the Company or any Subsidiary shall mean a business that was being conducted by the Company or any Subsidiary during the Term of Employment. Notwithstanding anything to the contrary in this Section 1(k), an activity shall not be deemed to be a Competitive Activity (x) solely as a result of the Executive's being employed by or otherwise associated with a business of which a unit is in competition with the Company or any Subsidiary but as to which unit the Executive does not have direct or indirect responsibilities for the products or product lines involved or (y) if the activity contributes less than 5 percent of the revenues for the fiscal year in question of the business by which the Executive is employed or with which he is otherwise associated.

            (l) "Confirmation Date" shall mean the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.

            (m) "Confirmation Order" shall mean the order of the Bankruptcy Court confirming the Plan of Reorganization pursuant to section 1129 of the Bankruptcy Code.

            (n) "Consumer Price Index" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers, all items, for New York City as determined by the Bureau of Labor Statistics, United States Department of Labor, or successor or comparable successor index should such index be discontinued.

            (o) "Disability" shall mean a disability as determined under the Company's long-term disability plans, programs and/or arrangements in effect on the date such disability first occurs.

            (p) "Effective Date" shall mean the first Business Day on which all of the conditions specified in Article XIII of the Plan of Reorganization have been satisfied or waived.

            (q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

            (r) "Good Reason" shall mean the occurrence of any of the following events:

                  (1)   a reduction in the Executive's Base Salary;

                  (2) a material change in the Executive's position, duties or responsibilities with respect to his employment by the Company under the Agreement without the Executive's prior written consent;

                  (3) the removal of the Executive from the positions described in Section 3 below;

                  (4) a reduction in the Executive's annual bonus opportunity as specified in Section 5 below;

                  (5) an actual change in the Executive's principal work location by more than 50 miles and more than 50 miles from the Executive's principal place of abode as of the date of such change in job location without the Executive's prior written consent; or

                  (6) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to the Company, or purchaser of all or substantially all of the business or assets of the Company and its Subsidiaries taken as a whole, on or prior to the date on which the relevant merger, consolidation, sale or similar transaction is completed.

            (s) "Incumbent Directors" shall mean the members of the Board as of the Effective Date; provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

            (t) "Plan of Reorganization" shall mean the joint chapter 11 plan of reorganization for the Company and Shieldalloy Metallurgical Corporation under the Chapter 11 Cases (including all exhibits and schedules annexed thereto), either in its present form or as it may be altered, amended, or modified from time to time.

            (u) "Subsidiary" of the Company shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

            (v) "Term of Employment" shall mean the period specified in Section 2 below.

            (w) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

      2. Term of Employment.

            The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period commencing on the Effective Date and ending on the second anniversary of the Effective Date, subject to earlier termination of the Term of Employment in accordance with the terms of the Agreement. The Term of Employment shall be automatically renewed for a one-year period on the second anniversary of the Effective Date and on each anniversary of the Effective Date thereafter, unless either Party has notified the other Party in writing in accordance with Section 25 below at least 365 days prior to the expiration of the then Term of Employment that he or it does not want the Term of Employment to so renew.

      3. Position, Duties and Responsibilities.

            On the Effective Date and continuing for the remainder of the Term of Employment, the Executive shall be employed as the Vice President, Finance of the Company, and he shall have the duties and responsibilities associated with such position. The Executive, in carrying out his duties under this Agreement, shall report to the CEO. Notwithstanding anything herein to the contrary, nothing shall preclude the Executive from:

                  (1) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations;

                  (2)   engaging in charitable activities and community affairs;
                        and

                  (3)   managing his personal investments and affairs;

provided, however, that such activities do not materially interfere with the proper performance of his duties and responsibilities hereunder.

      4. Base Salary.

            The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Company, of $210,000, which is the Executive's current base salary in effect as of the Effective Date. The Base Salary shall be reviewed no less frequently than annually for increase in the discretion of the Board's Compensation Committee. Notwithstanding anything herein to the contrary, the Base Salary shall be increased on each January 1st after the Effective Date (the "Base Salary Increase Date") by a percentage which is equal to the percentage of increase in the Consumer Price Index with respect to the 12-month period ending on the November 30th which immediately precedes the relevant Base Salary Increase Date.

      5. Annual Incentive Compensation Programs.

            The Executive shall participate in the Company's Management Incentive Compensation Plan ("MICP") or such other successor plan applicable to senior-level executives. He shall have an annual bonus opportunity under the MICP of 30 percent of Base Salary. Payment of annual incentive compensation awards shall be made at the same time that other senior-level executives receive their annual incentive compensation awards.

      6. Long-Term Incentive Compensation Programs.

            (a) The Executive shall be eligible to participate in the Company's 1997 Stock Award and Stock Option Plan (the "1997 Plan") or such other successor plan applicable to senior-level executives.

            (b) On the Effective Date, the Company shall grant the Executive an award of 32,500 shares of common stock of the Company under the 1997 Plan (the "1997 Stock Award"). Subject to the terms and conditions of the 1997 Plan, the 1997 Stock Award shall vest as set forth below:

                  (1) 20 percent of the 1997 Stock Award shall be transferable on, and remain transferable after, the date of grant;

                  (2) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the first anniversary of the date of grant; and

                  (3) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the second anniversary of the date of grant.

            (c) The Company shall loan the Executive an amount equal to the aggregate federal, state and local income taxes (based on the highest marginal tax rates in effect on the date of the loan) incurred by the Executive due to
(i) a portion of the 1997 Stock Award becoming transferable or (ii) the Executive making an election under Code Section 83(b) with respect to the 1997 Stock Award. The loan shall be made at or, at the Executive's election, prior to the date the Executive is obligated to pay any federal, state or local income tax due to such portion of the 1997 Stock Award becoming transferable or the Executive making such election under Code Section 83(b). The loan's interest rate shall be equal to the short-term applicable federal rate compounded annually in effect on the date of the loan as published by the Internal Revenue Service. The Executive shall pay to the Company in a lump sum the principal and all accrued interest with respect to such loan on the day which precedes the third anniversary of the date of the loan, or, at the Executives's election, on any date which precedes the third anniversary of the date of the loan.

      7. Employee Benefit Programs.

            (a) During the Term of Employment, the Executive shall be entitled to participate in those employee pension and welfare benefit plans, programs and/or arrangements applicable to the Executive and made available to the Company's senior-level executives or to its employees generally, as such plans, programs and/or arrangements may be in effect from time to time, including, without limitation, pension, profit-sharing, savings, medical, dental, hospitalization, short-term disability, long-term disability, life insurance, accidental death and dismemberment protection, travel accident insurance, and other employee pension and welfare benefit plans, programs and/or arrangements that may be sponsored by the Company from time to time.

            (b) During the Term of Employment, the Company shall provide the Executive with term life insurance with a death benefit of at least two times Base Salary. The Company shall pay all premiums with respect to such life insurance. Such life insurance may be provided either through the Company's group life insurance programs, by an individual policy, or by a combination of both group and individual policies.

      8. Reimbursement of Business Expenses.

            The Executive is authorized to incur reasonable business expenses in carrying out his duties and responsibilities under the Agreement, and the Company shall promptly reimburse him for all such reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

      9. Perquisites.

            During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executive in accordance with the terms and conditions of such arrangements as are in effect from time to time.

      10. Vacation.

            The Executive shall be entitled to paid vacation in accordance with the Company's vacation policy; provided, however, that the Executive shall be entitled to not less than four weeks of vacation each year.

      11. Termination of Employment.

            (a) Termination of Employment Due to Death. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and his estate and/or beneficiaries, as the case may be, shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of his death;

                  (2) all annual incentive awards with respect to any year prior to the year of his death which have been earned but not paid;

                  (3) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of his death;

                  (4) immediate vesting of all stock options held by the Executive on the date of his death, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of death or (ii) the date the incentive stock option would otherwise expire;

                  (5) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                  (6) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (b) Termination of Employment Due to Disability. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the Executive's termination of employment and the Executive shall be entitled to the following (but in no event less than the benefits due him under the then current disability program of the Company):

                  (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the sum of 50 percent of Base Salary, at the annual rate in effect on the date of the termination of the Executive's employment, payable monthly for a period ending on the first day of the month following the month in which the Executive attains age 65 or recovers from his Disability, whichever occurs earlier, less the amount of any disability benefits provided to the Executive under the Company's disability program;

                  (4) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of the termination of his employment;

                  (5) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;

                  (6) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (7) continued participation, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in those other employee plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until he attains age 65 or recovers from his Disability, whichever occurs earlier; and

                  (8) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            If the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(b)(7) above, he shall be provided the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate. The economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis.

            In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating his employment gives written notice to the other Party in accordance with Section 25 below.

            (c) Termination of Employment by the Company for Cause. A termination of the Executive's employment by the Company for Cause shall not take effect unless the provisions of this Section 11(c) are complied with and the Board issues a written determination that the Executive's employment should be terminated for Cause (a "Determination").

                  (1) In accordance with Section 25 below, the CEO shall give the Executive a written notice stating his intention to terminate the Executive's employment for Cause (the "Cause Notice"). The Cause Notice shall:

                        (A) state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination of employment for Cause is based; and

                        (B) be given within four months of the CEO learning of such act or acts or failure or failures to act.

                  (2) The CEO may temporarily relieve the Executive of his duties and responsibilities described in Section 3 above during the period commencing on the date the Cause Notice is issued by the CEO and ending on the date the Determination is issued by the Board (the "Determination Period").

                  (3) The Executive shall have 20 days after the date the Cause Notice is actually received by him in which to cure his conduct on which the termination of employment for Cause is based, to the extent such cure is possible. If the Executive fails to cure such conduct, he shall then be entitled to a hearing before the Board. Such hearing shall be held during the 20-day period following the date the Executive receives the Cause Notice; provided, however, that the Executive requests such hearing during the 10-day period following the date the Executive receives the Cause Notice. Within five days following the completion of such hearing, the Board shall issue a Determination stating whether, in its judgment, grounds for Cause as detailed in the Cause Notice exist. If the Determination states that such grounds exist, the Executive's employment shall be immediately terminated for Cause and the Term of Employment shall end as of the date of the termination of the Executive's employment.

                  (4) If the Company terminates the Executive's employment for Cause, the Executive shall be entitled to the following:

                        (A) Base Salary earned but not paid prior to the date of the termination of his employment;

                        (B) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                        (C) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

                  (5) Notwithstanding anything herein to the contrary, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony, such conviction is overturned in a final determination on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits the Executive would have received if his employment had been terminated by the Company without Cause.

            (d) Termination of Employment by the Company Without Cause. If the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Executive shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of the termination of his employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) with respect to a period equal to the longer of (i) the remainder of the Term of Employment or (ii) the corresponding severance period listed on Schedule A, payable in a lump sum without discount (the "Salary Continuation Benefits");

                  (4) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of the termination of his employment;

                  (5) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;

                  (6) continued accrual of credited service through the end of the Term of Employment for the purpose of any Company pension plan, program or arrangement;

                  (7) the right to purchase, at fair market value, the Executive's automobile (if any) provided to him by the Company under the Company's automobile perquisite program for senior-level executives;

                  (8) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (9) continued participation, as if he were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                        (A) the end of the period used to determine the Salary Continuation Benefits; or

                        (B) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(d)(9)(A) above, he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 11(d)(9);

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                        (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

                  (10) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (e) Termination of Employment by the Executive for Good Reason. The Executive may terminate his employment for Good Reason, but only if:

                  (1) the Executive notifies the Board during the 60-day period following the date of the first occurrence of an event which constitutes Good Reason (the "Good Reason Event Date") of his intention to terminate his employment for Good Reason;

                  (2) the Executive terminates his employment for Good Reason during the 120-day period following the Good Reason Event Date;

                  (3) the termination of employment for Good Reason does not occur during a Determination Period described in Section 11(c)(2) above; and

                  (4) the Good Reason first occurs before or after a Determination Period, or, if the Good Reason first occurs during a Determination Period, such event constituting Good Reason continues to occur after the Determination Period.

Upon a termination by the Executive of his employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in
Section 11(d) above; provided, however, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(r)(1) above, then the Base Salary to be used in determining the Salary Continuation Benefits in accordance with Section 11(d)(2) above shall be the Base Salary in effect immediately prior to such reduction.

            (f) Termination of Employment Following a Change in Control. On the date of a Change in Control, all stock options and all unvested shares under the 1997 Stock Award and other restricted stock awards held by the Executive on such date shall immediately and fully vest, and all such stock options shall be exercisable from such date until the date they would otherwise expire (but in the case of incentive stock options, for not more than one year following a termination of employment). If, following a Change in Control, (i) the Executive's employment is terminated by the Company without Cause, (ii) the Executive terminates his employment for Good Reason, or (iii) upon 30 days prior written notice to the Company, the Executive terminates his employment for any reason during the 120-day period following the 90th day after the date of the Change in Control, the Executive shall be entitled to the same payments and benefits as provided in Section 11(d) above, except that the Salary Continuation Benefits under Section 11(d)(3) above shall be determined with respect to a period equal to the longer of (a) 18 months or (b) the remainder of the Term of Employment. A failure by the Executive to exercise his rights with respect to a Change in Control shall not be deemed a waiver of any rights under this Agreement.

            (g) Termination of Employment by the Executive Without Good Reason. If the Executive terminates his employment without Good Reason, other than a termination of employment (i) due to death or retirement or Disability or (ii) by the Executive during the 120-day period following the 90th day after the date of a Change in Control, the Executive shall have the same entitlements as provided in Section 11(c)(4) above. A termination of the Executive's employment under this Section 11(g) shall be effective upon 30 days prior written notice to the Company and shall not be deemed a breach of this Agreement.

            (h) Nonrenewal of Agreement by the Company. If (i) the Company does not renew the Term of Employment in accordance with Section 2 above and (ii) the Executive remains employed by the Company on a continuous basis until the end of the Term of Employment, the Executive shall have the same entitlements as provided in Section 11(d) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company without Cause.

            (i) Nonrenewal of Agreement by the Executive. In the event that the Executive does not renew the Term of Employment in accordance with Section 2 above, the Executive shall have the same entitlements as provided in Section 11(c)(4) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company for Cause.

            (j) Payment Following a Change in Control. If the termination of the Executive's employment is pursuant to Section 11(f) above, and the aggregate of all payments or benefits made or provided to the Executive under Section 11(f) above and under all other plans, programs and/or arrangements of the Company (the "Aggregate Payment") is determined to constitute a "parachute payment" (as such term is defined in Code Section 280G(b)(2)), the Company shall pay to the Executive, prior to the time any excise tax imposed by Code Section 4999 ("Excise Tax") is payable with respect to such Aggregate Payment, an additional amount which, after the imposition of all income and excise taxes thereon, is equal to the Excise Tax on the Aggregate Payment. The determination of whether the Aggregate Payment constitutes a parachute payment and, if so, the amount to be paid to the Executive and the time of payment pursuant to this Section 11(j) shall be made by an independent auditor (the "Auditor") jointly selected by the Company and the Executive and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm which has not, during the two years preceding the date of its selection, acted in any way on behalf of the Company or any affiliate thereof. If the Executive and the Company cannot agree on the firm to serve as the Auditor, then the Executive and the Company shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

            (k) No Mitigation; No Offset. If the Executive's employment terminates under this Section 11, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 11.

            (l) Nature of Payments. Any amounts due under this Section 11 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

      12. Confidentiality: Assignment of Rights.

            (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which he acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with his work as an employee of the Company, (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information, or (iii) as to such confidential information that becomes generally known to the public or trade without violation of this Section 12(a).

            (b) The Executive hereby sells, assigns and transfers to the Company all of his right, title and interest in and to all inventions, discoveries, improvements and copyrightable subject matter (the "rights") which during the Term of Employment are made or conceived by him, alone or with others, and which are within or arise out of any general field of the Company's business or arise out of any work he performs or information he receives regarding the business of the Company while employed by the Company. The Executive shall fully disclose to the Company as promptly as available all information known or possessed by him concerning the rights referred to in the preceding sentence, and upon request by the Company and without any further remuneration in any form to him by the Company, but at the expense of the Company, execute all applications for patents and for copyright registration, assignments thereof and other instruments and do all things which the Company may deem necessary to vest and maintain in it the entire right, title and interest in and to all such rights.

      13. Noncompetition.

            (a) The Executive covenants and agrees that during the Term of Employment and during the six-month period following the end of the Term of Employment, he shall not at any time, without the prior written consent of the Company, directly or indirectly, engage in a Competitive Activity.

            (b) The Parties acknowledge that in the event of a breach or threatened breach of Section 13(a) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of
Section 13(a) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 13(a) above. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 13(a) above, including the recovery of damages.

      14. Indemnification.

            (a) The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

            (b) Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 14(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including the Board, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

            (c) The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

      15. Effect of Agreement on Other Benefits.

            Except as specifically provided in this Agreement, the existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the Company's employee benefit plans, programs and arrangements applicable to the Company's senior-level executives.

      16. Assignability; Binding Nature.

            This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder or under any other plan or benefit program referred to herein. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 22 below.

      17. Representation.

            The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

      18. Entire Agreement.

            This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

      19. Amendment or Waiver.

            No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

      20. Severability.

            In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

      21. Survivorship.

            The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

      22. Beneficiaries/References.

            The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

      23. Governing Law/Jurisdiction.

            This Agreement shall be governed by and construed and interpreted in accordance with the laws of New York without reference to principles of conflict of laws.

      24. Resolution of Disputes.

            Any disputes arising under or in connection with the Agreement may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the two arbitrators shall select a third arbitrator, and the three arbitrators shall form an arbitration panel which shall resolve the dispute by majority vote. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Executive under this Agreement and all benefits to which the Executive is entitled at the time the dispute arises.

      25. Notices.

            Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Metallurg, Inc.
                              6 East 43rd Street, 12th floor
                              New York, New York 10017
                              Attention: General Counsel

With a copy to:               Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, New York 10153
                              Attention: John J. Rapisardi

If to the Executive:          Barry C. Nuss
                              9 Norman Place
                              Tenafly, NJ 07670

      26. Headings.

            The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

      27. Counterparts.

            This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    METALLURG, INC.


                                    By:
                                       ------------------------
                                          Secretary



                                    ------------------------
                                    Barry C. Nuss

                                   SCHEDULE A

            Years of Service                    Severance Period
            ----------------                    ----------------

            Up to 15                            6 months

            More Than 15                        9 months

            More Than 20                        12 months

                              EMPLOYMENT AGREEMENT

      AGREEMENT, made and entered into as of the 14th day of April, 1997 by and between Metallurg Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Eric L. Schondorf (the "Executive").

                              W I T N E S S E T H :

      WHEREAS, the Executive is the Vice President, General Counsel of the Company; and

      WHEREAS, the Company desires to continue the employment of the Executive and to enter into an employment agreement embodying the terms of such employment (the "Agreement"); and

      WHEREAS, the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

      1. Definitions.

            (a) "Bankruptcy Code" shall mean title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

            (b) "Bankruptcy Court" shall mean the United States District Court for the Southern District of New York, having jurisdiction over the Chapter 11 Cases and, to the extent of any reference made pursuant to section 157 of title 28 of the United States Code, the unit of such District Court pursuant to section 151 of title 28 of the United States Code.

            (c) "Base Salary" shall mean the Executive's base salary in accordance with Section 4 below.

            (d) "Board" shall mean the Board of Directors of the Company.

            (e) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to be closed.

            (f) "Cause" shall mean:

                  (1)   the Executive is convicted of a felony; or

                  (2) the Executive engages in conduct that constitutes gross neglect or willful misconduct in carrying out his duties under the Agreement, resulting, in either case, in material economic harm to the Company, unless the Executive believed in good faith that such act or nonact was in the best interests of the Company.

            (g) "CEO" shall mean the chief executive officer of the Company.

            (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations thereunder.

            (i) A "Change in Control" shall mean the first to occur of the following events:

                  (1) any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the Exchange Act) or group of persons becomes a "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of more than 50 percent of the Voting Stock of the Company;

                  (2) the majority of the Board consists of individuals other than Incumbent Directors;

                  (3) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

                  (4) the sale or other disposition of all or substantially all of the assets or business of the Company and its Subsidiaries taken as a whole; or

                  (5) the merger, consolidation or combination of the Company with or into another company (the "Other Company"); provided, however, that immediately after the merger, consolidation or combination, the shareholders of the Company immediately prior to the merger, consolidation or combination hold, directly or indirectly, 50 percent or less of the Voting Stock of the surviving company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the surviving company, any shares received by any "affiliate" (as such term is defined in Rule 12b-2 under the Exchange Act) of the Other Company in exchange for stock of the Other Company).

            (j) "Chapter 11 Cases" shall mean the cases under chapter 11 of the Bankruptcy Code commenced by the Company and Shieldalloy Metallurgical Corporation, styled In re METALLURG, INC. and SHIELDALLOY METALLURGICAL CORPORATION, Jointly Administered Chapter 11 Case Nos. 93 B 44468 (JLG) and 93 B 44469 (JLG), currently pending in the Bankruptcy Court, under which the Company and Shieldalloy Metallurgical Corporation are the debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

            (k) "Competitive Activity" shall mean any activity engaged in by the Executive, whether as an employee, principal, sole proprietor, consultant, agent, officer, director, partner or shareholder (except as a less than one-percent shareholder of a publicly traded company or a less than five-percent shareholder of a privately held company), which directly competes with the Company or any Subsidiary. For this purpose, an activity which directly competes with the Company or any Subsidiary shall mean a business that was being conducted by the Company or any Subsidiary during the Term of Employment. Notwithstanding anything to the contrary in this Section 1(k), an activity shall not be deemed to be a Competitive Activity (x) solely as a result of the Executive's being employed by or otherwise associated with a business of which a unit is in competition with the Company or any Subsidiary but as to which unit the Executive does not have direct or indirect responsibilities for the products or product lines involved or (y) if the activity contributes less than 5 percent of the revenues for the fiscal year in question of the business by which the Executive is employed or with which he is otherwise associated.

            (l) "Confirmation Date" shall mean the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.

            (m) "Confirmation Order" shall mean the order of the Bankruptcy Court confirming the Plan of Reorganization pursuant to section 1129 of the Bankruptcy Code.

            (n) "Consumer Price Index" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers, all items, for New York City as determined by the Bureau of Labor Statistics, United States Department of Labor, or successor or comparable successor index should such index be discontinued.

            (o) "Disability" shall mean a disability as determined under the Company's long-term disability plans, programs and/or arrangements in effect on the date such disability first occurs.

            (p) "Effective Date" shall mean the first Business Day on which all of the conditions specified in Article XIII of the Plan of Reorganization have been satisfied or waived.

            (q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

            (r) "Good Reason" shall mean the occurrence of any of the following events:

                  (1)   a reduction in the Executive's Base Salary;

                  (2) a material change in the Executive's position, duties or responsibilities with respect to his employment by the Company under the Agreement without the Executive's prior written consent;

                  (3) the removal of the Executive from the positions described in Section 3 below;

                  (4) a reduction in the Executive's annual bonus opportunity as specified in Section 5 below;

                  (5) an actual change in the Executive's principal work location by more than 50 miles and more than 50 miles from the Executive's principal place of abode as of the date of such change in job location without the Executive's prior written consent; or

                  (6) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to the Company, or purchaser of all or substantially all of the business or assets of the Company and its Subsidiaries taken as a whole, on or prior to the date on which the relevant merger, consolidation, sale or similar transaction is completed.

            (s) "Incumbent Directors" shall mean the members of the Board as of the Effective Date; provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

            (t) "Plan of Reorganization" shall mean the joint chapter 11 plan of reorganization for the Company and Shieldalloy Metallurgical Corporation under the Chapter 11 Cases (including all exhibits and schedules annexed thereto), either in its present form or as it may be altered, amended, or modified from time to time.

            (u) "Subsidiary" of the Company shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

            (v) "Term of Employment" shall mean the period specified in Section 2 below.

            (w) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

      2. Term of Employment.

            The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period commencing on the Effective Date and ending on the second anniversary of the Effective Date, subject to earlier termination of the Term of Employment in accordance with the terms of the Agreement. The Term of Employment shall be automatically renewed for a one-year period on the second anniversary of the Effective Date and on each anniversary of the Effective Date thereafter, unless either Party has notified the other Party in writing in accordance with Section 25 below at least 365 days prior to the expiration of the then Term of Employment that he or it does not want the Term of Employment to so renew.

      3. Position, Duties and Responsibilities.

            On the Effective Date and continuing for the remainder of the Term of Employment, the Executive shall be employed as the Vice President, General Counsel of the Company, and he shall have the duties and responsibilities associated with such position. The Executive, in carrying out his duties under this Agreement, shall report to the CEO. Notwithstanding anything herein to the contrary, nothing shall preclude the Executive from:

                  (1) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations;

                  (2)   engaging in charitable activities and community affairs;
                        and

                  (3)   managing his personal investments and affairs;

provided, however, that such activities do not materially interfere with the proper performance of his duties and responsibilities hereunder.

      4. Base Salary.

            The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Company, of $205,000, which is the Executive's current base salary in effect as of the Effective Date. The Base Salary shall be reviewed no less frequently than annually for increase in the discretion of the Board's Compensation Committee. Notwithstanding anything herein to the contrary, the Base Salary shall be increased on each January 1st after the Effective Date (the "Base Salary Increase Date") by a percentage which is equal to the percentage of increase in the Consumer Price Index with respect to the 12-month period ending on the November 30th which immediately precedes the relevant Base Salary Increase Date.

      5. Annual Incentive Compensation Programs.

            The Executive shall participate in the Company's Management Incentive Compensation Plan ("MICP") or such other successor plan applicable to senior-level executives. He shall have an annual bonus opportunity under the MICP of 30 percent of Base Salary. Payment of annual incentive compensation awards shall be made at the same time that other senior-level executives receive their annual incentive compensation awards.

      6. Long-Term Incentive Compensation Programs.

            (a) The Executive shall be eligible to participate in the Company's 1997 Stock Award and Stock Option Plan (the "1997 Plan") or such other successor plan applicable to senior-level executives.

            (b) On the Effective Date, the Company shall grant the Executive an award of 15,000 shares of common stock of the Company under the 1997 Plan (the "1997 Stock Award"). Subject to the terms and conditions of the 1997 Plan, the 1997 Stock Award shall vest as set forth below:

                  (1) 20 percent of the 1997 Stock Award shall be transferable on, and remain transferable after, the date of grant;

                  (2) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the first anniversary of the date of grant; and

                  (3) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the second anniversary of the date of grant.

            (c) The Company shall loan the Executive an amount equal to the aggregate federal, state and local income taxes (based on the highest marginal tax rates in effect on the date of the loan) incurred by the Executive due to
(i) a portion of the 1997 Stock Award becoming transferable or (ii) the Executive making an election under Code Section 83(b) with respect to the 1997 Stock Award. The loan shall be made at or, at the Executive's election, prior to the date the Executive is obligated to pay any federal, state or local income tax due to such portion of the 1997 Stock Award becoming transferable or the Executive making such election under Code Section 83(b). The loan's interest rate shall be equal to the short-term applicable federal rate compounded annually in effect on the date of the loan as published by the Internal Revenue Service. The Executive shall pay to the Company in a lump sum the principal and all accrued interest with respect to such loan on the day which precedes the third anniversary of the date of the loan, or, at the Executives's election, on any date which precedes the third anniversary of the date of the loan.

      7. Employee Benefit Programs.

            (a) During the Term of Employment, the Executive shall be entitled to participate in those employee pension and welfare benefit plans, programs and/or arrangements applicable to the Executive and made available to the Company's senior-level executives or to its employees generally, as such plans, programs and/or arrangements may be in effect from time to time, including, without limitation, pension, profit-sharing, savings, medical, dental, hospitalization, short-term disability, long-term disability, life insurance, accidental death and dismemberment protection, travel accident insurance, and other employee pension and welfare benefit plans, programs and/or arrangements that may be sponsored by the Company from time to time.

            (b) During the Term of Employment, the Company shall provide the Executive with term life insurance with a death benefit of at least two times Base Salary. The Company shall pay all premiums with respect to such life insurance. Such life insurance may be provided either through the Company's group life insurance programs, by an individual policy, or by a combination of both group and individual policies.

      8. Reimbursement of Business Expenses.

            The Executive is authorized to incur reasonable business expenses in carrying out his duties and responsibilities under the Agreement, and the Company shall promptly reimburse him for all such reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

      9. Perquisites.

            During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executive in accordance with the terms and conditions of such arrangements as are in effect from time to time.

      10. Vacation.

            The Executive shall be entitled to paid vacation in accordance with the Company's vacation policy; provided, however, that the Executive shall be entitled to not less than four weeks of vacation each year.

      11. Termination of Employment.

            (a) Termination of Employment Due to Death. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and his estate and/or beneficiaries, as the case may be, shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of his death;

                  (2) all annual incentive awards with respect to any year prior to the year of his death which have been earned but not paid;

                  (3) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of his death;

                  (4) immediate vesting of all stock options held by the Executive on the date of his death, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of death or (ii) the date the incentive stock option would otherwise expire;

                  (5) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                  (6) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (b) Termination of Employment Due to Disability. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the Executive's termination of employment and the Executive shall be entitled to the following (but in no event less than the benefits due him under the then current disability program of the Company):

                  (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the sum of 50 percent of Base Salary, at the annual rate in effect on the date of the termination of the Executive's employment, payable monthly for a period ending on the first day of the month following the month in which the Executive attains age 65 or recovers from his Disability, whichever occurs earlier, less the amount of any disability benefits provided to the Executive under the Company's disability program;

                  (4) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of the termination of his employment;

                  (5) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;

                  (6) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (7) continued participation, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in those other employee plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until he attains age 65 or recovers from his Disability, whichever occurs earlier; and

                  (8) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            If the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(b)(7) above, he shall be provided the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate. The economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis.

            In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating his employment gives written notice to the other Party in accordance with Section 25 below.

            (c) Termination of Employment by the Company for Cause. A termination of the Executive's employment by the Company for Cause shall not take effect unless the provisions of this Section 11(c) are complied with and the Board issues a written determination that the Executive's employment should be terminated for Cause (a "Determination").

                  (1) In accordance with Section 25 below, the CEO shall give the Executive a written notice stating his intention to terminate the Executive's employment for Cause (the "Cause Notice"). The Cause Notice shall:

                        (A) state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination of employment for Cause is based; and

                        (B) be given within four months of the CEO learning of such act or acts or failure or failures to act.

                  (2) The CEO may temporarily relieve the Executive of his duties and responsibilities described in Section 3 above during the period commencing on the date the Cause Notice is issued by the CEO and ending on the date the Determination is issued by the Board (the "Determination Period").

                  (3) The Executive shall have 20 days after the date the Cause Notice is actually received by him in which to cure his conduct on which the termination of employment for Cause is based, to the extent such cure is possible. If the Executive fails to cure such conduct, he shall then be entitled to a hearing before the Board. Such hearing shall be held during the 20-day period following the date the Executive receives the Cause Notice; provided, however, that the Executive requests such hearing during the 10-day period following the date the Executive receives the Cause Notice. Within five days following the completion of such hearing, the Board shall issue a Determination stating whether, in its judgment, grounds for Cause as detailed in the Cause Notice exist. If the Determination states that such grounds exist, the Executive's employment shall be immediately terminated for Cause and the Term of Employment shall end as of the date of the termination of the Executive's employment.

                  (4) If the Company terminates the Executive's employment for Cause, the Executive shall be entitled to the following:

                        (A) Base Salary earned but not paid prior to the date of the termination of his employment;

                        (B) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                        (C) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

                  (5) Notwithstanding anything herein to the contrary, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony, such conviction is overturned in a final determination on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits the Executive would have received if his employment had been terminated by the Company without Cause.

            (d) Termination of Employment by the Company Without Cause. If the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Executive shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of the termination of his employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) with respect to a period equal to the longer of (i) the remainder of the Term of Employment or (ii) the corresponding severance period listed on Schedule A, payable in a lump sum without discount (the "Salary Continuation Benefits");

                  (4) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of the termination of his employment;

                  (5) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;

                  (6) continued accrual of credited service through the end of the Term of Employment for the purpose of any Company pension plan, program or arrangement;

                  (7) the right to purchase, at fair market value, the Executive's automobile (if any) provided to him by the Company under the Company's automobile perquisite program for senior-level executives;

                  (8) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (9) continued participation, as if he were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                        (A) the end of the period used to determine the Salary Continuation Benefits; or

                        (B) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(d)(9)(A) above, he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 11(d)(9);

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                        (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

                  (10) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (e) Termination of Employment by the Executive for Good Reason. The Executive may terminate his employment for Good Reason, but only if:

                  (1) the Executive notifies the Board during the 60-day period following the date of the first occurrence of an event which constitutes Good Reason (the "Good Reason Event Date") of his intention to terminate his employment for Good Reason;

                  (2) the Executive terminates his employment for Good Reason during the 120-day period following the Good Reason Event Date;

                  (3) the termination of employment for Good Reason does not occur during a Determination Period described in Section 11(c)(2) above; and

                  (4) the Good Reason first occurs before or after a Determination Period, or, if the Good Reason first occurs during a Determination Period, such event constituting Good Reason continues to occur after the Determination Period.

Upon a termination by the Executive of his employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in
Section 11(d) above; provided, however, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(r)(1) above, then the Base Salary to be used in determining the Salary Continuation Benefits in accordance with Section 11(d)(2) above shall be the Base Salary in effect immediately prior to such reduction.

            (f) Termination of Employment Following a Change in Control. On the date of a Change in Control, all stock options and all unvested shares under the 1997 Stock Award and other restricted stock awards held by the Executive on such date shall immediately and fully vest, and all such stock options shall be exercisable from such date until the date they would otherwise expire (but in the case of incentive stock options, for not more than one year following a termination of employment). If, following a Change in Control, (i) the Executive's employment is terminated by the Company without Cause, (ii) the Executive terminates his employment for Good Reason, or (iii) upon 30 days prior written notice to the Company, the Executive terminates his employment for any reason during the 120-day period following the 90th day after the date of the Change in Control, the Executive shall be entitled to the same payments and benefits as provided in Section 11(d) above, except that the Salary Continuation Benefits under Section 11(d)(3) above shall be determined with respect to a period equal to the longer of (a) 18 months or (b) the remainder of the Term of Employment. A failure by the

Executive to exercise his rights with respect to a Change in Control shall not be deemed a waiver of any rights under this Agreement.

            (g) Termination of Employment by the Executive Without Good Reason. If the Executive terminates his employment without Good Reason, other than a termination of employment (i) due to death or retirement or Disability or (ii) by the Executive during the 120-day period following the 90th day after the date of a Change in Control, the Executive shall have the same entitlements as provided in Section 11(c)(4) above. A termination of the Executive's employment under this Section 11(g) shall be effective upon 30 days prior written notice to the Company and shall not be deemed a breach of this Agreement.

            (h) Nonrenewal of Agreement by the Company. If (i) the Company does not renew the Term of Employment in accordance with Section 2 above and (ii) the Executive remains employed by the Company on a continuous basis until the end of the Term of Employment, the Executive shall have the same entitlements as provided in Section 11(d) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company without Cause.

            (i) Nonrenewal of Agreement by the Executive. In the event that the Executive does not renew the Term of Employment in accordance with Section 2 above, the Executive shall have the same entitlements as provided in Section 11(c)(4) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company for Cause.

            (j) Payment Following a Change in Control. If the termination of the Executive's employment is pursuant to Section 11(f) above, and the aggregate of all payments or benefits made or provided to the Executive under Section 11(f) above and under all other plans, programs and/or arrangements of the Company (the "Aggregate Payment") is determined to constitute a "parachute payment" (as such term is defined in Code Section 280G(b)(2)), the Company shall pay to the Executive, prior to the time any excise tax imposed by Code Section 4999 ("Excise Tax") is payable with respect to such Aggregate Payment, an additional amount which, after the imposition of all income and excise taxes thereon, is equal to the Excise Tax on the Aggregate Payment. The determination of whether the Aggregate Payment constitutes a parachute payment and, if so, the amount to be paid to the Executive and the time of payment pursuant to this Section 11(j) shall be made by an independent auditor (the "Auditor") jointly selected by the Company and the Executive and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm which has not, during the two years preceding the date of its selection, acted in any way on behalf of the Company or any affiliate thereof. If the Executive and the Company cannot agree on the firm to serve as the Auditor, then the Executive and the Company shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

            (k) No Mitigation; No Offset. If the Executive's employment terminates under this Section 11, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 11.

            (l) Nature of Payments. Any amounts due under this Section 11 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

      12. Confidentiality: Assignment of Rights.

            (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which he acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with his work as an employee of the Company, (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information, or (iii) as to such confidential information that becomes generally known to the public or trade without violation of this Section 12(a).

            (b) The Executive hereby sells, assigns and transfers to the Company all of his right, title and interest in and to all inventions, discoveries, improvements and copyrightable subject matter (the "rights") which during the Term of Employment are made or conceived by him, alone or with others, and which are within or arise out of any general field of the Company's business or arise out of any work he performs or information he receives regarding the business of the Company while employed by the Company. The Executive shall fully disclose to the Company as promptly as available all information known or possessed by him concerning the rights referred to in the preceding sentence, and upon request by the Company and without any further remuneration in any form to him by the Company, but at the expense of the Company, execute all applications for patents and for copyright registration, assignments thereof and other instruments and do all things which the Company may deem necessary to vest and maintain in it the entire right, title and interest in and to all such rights.

      13. Noncompetition.

            (a) The Executive covenants and agrees that during the Term of Employment and during the six-month period following the end of the Term of Employment, he shall not at any time, without the prior written consent of the Company, directly or indirectly, engage in a Competitive Activity.

            (b) The Parties acknowledge that in the event of a breach or threatened breach of Section 13(a) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of
Section 13(a) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of

Section 13(a) above. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 13(a) above, including the recovery of damages.

      14. Indemnification.

            (a) The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

            (b) Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 14(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including the Board, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

            (c) The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

      15. Effect of Agreement on Other Benefits.

            Except as specifically provided in this Agreement, the existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the Company's employee benefit plans, programs and arrangements applicable to the Company's senior-level executives.

      16. Assignability; Binding Nature.

            This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder or under any other plan or benefit program referred to herein. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 22 below.

      17. Representation.

            The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

      18. Entire Agreement.

            This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

      19. Amendment or Waiver.

            No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

      20. Severability.

            In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

      21. Survivorship.

            The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

      22. Beneficiaries/References.

            The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

      23. Governing Law/Jurisdiction.

            This Agreement shall be governed by and construed and interpreted in accordance with the laws of New York without reference to principles of conflict of laws.

      24. Resolution of Disputes.

            Any disputes arising under or in connection with the Agreement may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the two arbitrators shall select a third arbitrator, and the three arbitrators shall form an arbitration panel which shall resolve the dispute by majority vote. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Executive under this Agreement and all benefits to which the Executive is entitled at the time the dispute arises.

      25. Notices.

            Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Metallurg, Inc.
                              6 East 43rd Street, 12th floor

                              New York, New York 10017
                              Attention: General Counsel

With a copy to:               Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, New York 10153
                              Attention: John J. Rapisardi

If to the Executive:          Eric L. Schondorf
                              233 East 70th Street, #4P
                              New York, NY 10021

      26. Headings.

            The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

      27. Counterparts.

            This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    METALLURG, INC.


                                    By:
                                       ------------------------
                                          Secretary



                                    ------------------------
                                    Eric L. Schorndorf

                                   SCHEDULE A

            Years of Service                    Severance Period
            ----------------                    ----------------

            Up to 15                            6 months

            More Than 15                        9 months

            More Than 20                        12 months

                              EMPLOYMENT AGREEMENT

      AGREEMENT, made and entered into as of the 14th day of April, 1997 by and between Metallurg Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and J. Richard Budd, III (the "Executive").

                              W I T N E S S E T H :

      WHEREAS, the Executive is the Senior Vice President of the Company; and

      WHEREAS, the Company desires to continue the employment of the Executive and to enter into an employment agreement embodying the terms of such employment (the "Agreement"); and

      WHEREAS, the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

      1. Definitions.

            (a) "Bankruptcy Code" shall mean title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

            (b) "Bankruptcy Court" shall mean the United States District Court for the Southern District of New York, having jurisdiction over the Chapter 11 Cases and, to the extent of any reference made pursuant to section 157 of title 28 of the United States Code, the unit of such District Court pursuant to section 151 of title 28 of the United States Code.

            (c) "Base Salary" shall mean the Executive's base salary in accordance with Section 4 below.

            (d) "Board" shall mean the Board of Directors of the Company.

            (e) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to be closed.

            (f) "Cause" shall mean:

                  (1)   the Executive is convicted of a felony; or

                  (2) the Executive engages in conduct that constitutes gross neglect or willful misconduct in carrying out his duties under the Agreement, resulting, in either case, in material economic harm to the Company, unless the Executive believed in good faith that such act or nonact was in the best interests of the Company.

            (g) "CEO" shall mean the chief executive officer of the Company.

            (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations thereunder.

            (i) A "Change in Control" shall mean the first to occur of the following events:

                  (1) any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the Exchange Act) or group of persons becomes a "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of more than 50 percent of the Voting Stock of the Company;

                  (2) the majority of the Board consists of individuals other than Incumbent Directors;

                  (3) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

                  (4) the sale or other disposition of all or substantially all of the assets or business of the Company and its Subsidiaries taken as a whole; or

                  (5) the merger, consolidation or combination of the Company with or into another company (the "Other Company"); provided, however, that immediately after the merger, consolidation or combination, the shareholders of the Company immediately prior to the merger, consolidation or combination hold, directly or indirectly, 50 percent or less of the Voting Stock of the surviving company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the surviving company, any shares received by any "affiliate" (as such term is defined in Rule 12b-2 under the Exchange Act) of the Other Company in exchange for stock of the Other Company).

            (j) "Chapter 11 Cases" shall mean the cases under chapter 11 of the Bankruptcy Code commenced by the Company and Shieldalloy Metallurgical Corporation, styled In re METALLURG, INC. and SHIELDALLOY METALLURGICAL CORPORATION, Jointly Administered Chapter 11 Case Nos. 93 B 44468 (JLG) and 93 B 44469 (JLG), currently pending in the Bankruptcy Court, under which the Company and Shieldalloy Metallurgical Corporation are the debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

            (k) "Competitive Activity" shall mean any activity engaged in by the Executive, whether as an employee, principal, sole proprietor, consultant, agent, officer, director, partner or shareholder (except as a less than one-percent shareholder of a publicly traded company or a less than five-percent shareholder of a privately held company), which directly competes with the Company or any Subsidiary. For this purpose, an activity which directly competes with the Company or any Subsidiary shall mean a business that was being conducted by the Company or any Subsidiary during the Term of Employment. Notwithstanding anything to the contrary in this Section 1(k), an activity shall not be deemed to be a Competitive Activity (x) solely as a result of the Executive's being employed by or otherwise associated with a business of which a unit is in competition with the Company or any Subsidiary but as to which unit the Executive does not have direct or indirect responsibilities for the products or product lines involved or (y) if the activity contributes less than 5 percent of the revenues for the fiscal year in question of the business by which the Executive is employed or with which he is otherwise associated.

            (l) "Confirmation Date" shall mean the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.

            (m) "Confirmation Order" shall mean the order of the Bankruptcy Court confirming the Plan of Reorganization pursuant to section 1129 of the Bankruptcy Code.

            (n) "Consumer Price Index" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers, all items, for New York City as determined by the Bureau of Labor Statistics, United States Department of Labor, or successor or comparable successor index should such index be discontinued.

            (o) "Disability" shall mean a disability as determined under the Company's long-term disability plans, programs and/or arrangements in effect on the date such disability first occurs.

            (p) "Effective Date" shall mean the first Business Day on which all of the conditions specified in Article XIII of the Plan of Reorganization have been satisfied or waived.

            (q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

            (r) "Good Reason" shall mean the occurrence of any of the following events:

                  (1)   a reduction in the Executive's Base Salary;

                  (2) a material change in the Executive's position, duties or responsibilities with respect to his employment by the Company under the Agreement without the Executive's prior written consent;

                  (3) the removal of the Executive from the positions described in Section 3 below;

                  (4) a reduction in the Executive's annual bonus opportunity as specified in Section 5 below;

                  (5) an actual change in the Executive's principal work location by more than 50 miles and more than 50 miles from the Executive's principal place of abode as of the date of such change in job location without the Executive's prior written consent; or

                  (6) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to the Company, or purchaser of all or substantially all of the business or assets of the Company and its Subsidiaries taken as a whole, on or prior to the date on which the relevant merger, consolidation, sale or similar transaction is completed.

            (s) "Incumbent Directors" shall mean the members of the Board as of the Effective Date; provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

            (t) "Plan of Reorganization" shall mean the joint chapter 11 plan of reorganization for the Company and Shieldalloy Metallurgical Corporation under the Chapter 11 Cases (including all exhibits and schedules annexed thereto), either in its present form or as it may be altered, amended, or modified from time to time.

            (u) "Subsidiary" of the Company shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

            (v) "Term of Employment" shall mean the period specified in Section 2 below.

            (w) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

      2. Term of Employment.

            The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period commencing on the Effective Date and ending on the second anniversary of the Effective Date, subject to earlier termination of the Term of Employment in accordance with the terms of the Agreement. The Term of Employment shall be automatically renewed for a one-year period on the second anniversary of the Effective Date and on each anniversary of the Effective Date thereafter, unless either Party has notified the other Party in writing in accordance with Section 25 below at least 365 days prior to the expiration of the then Term of Employment that he or it does not want the Term of Employment to so renew.

      3. Position, Duties and Responsibilities.

            On the Effective Date and continuing for the remainder of the Term of Employment, the Executive shall be employed as the Senior Vice President of the Company, and he shall have the duties and responsibilities associated with such position. The Executive, in carrying out his duties under this Agreement, shall report to the CEO. Notwithstanding anything herein to the contrary, nothing shall preclude the Executive from:

                  (1) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations;

                  (2)   engaging in charitable activities and community affairs;
                        and

                  (3)   managing his personal investments and affairs;

provided, however, that such activities do not materially interfere with the proper performance of his duties and responsibilities hereunder.

      4. Base Salary.

            The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Company, of $310,000, which is the Executive's current base salary in effect as of the Effective Date. The Base Salary shall be reviewed no less frequently than annually for increase in the discretion of the Board's Compensation Committee. Notwithstanding anything herein to the contrary, the Base Salary shall be increased on each January 1st after the Effective Date (the "Base Salary Increase Date") by a percentage which is equal to the percentage of increase in the Consumer Price Index with respect to the 12-month period ending on the November 30th which immediately precedes the relevant Base Salary Increase Date.

      5. Annual Incentive Compensation Programs.

            The Executive shall participate in the Company's Management Incentive Compensation Plan ("MICP") or such other successor plan applicable to senior-level executives. He shall have an annual bonus opportunity under the MICP of 30 percent of Base Salary. Payment of annual incentive compensation awards shall be made at the same time that other senior-level executives receive their annual incentive compensation awards.

      6. Long-Term Incentive Compensation Programs.

            (a) The Executive shall be eligible to participate in the Company's 1997 Stock Award and Stock Option Plan (the "1997 Plan") or such other successor plan applicable to senior-level executives.

            (b) On the Effective Date, the Company shall grant the Executive an award of 25,000 shares of common stock of the Company under the 1997 Plan (the "1997 Stock Award"). Subject to the terms and conditions of the 1997 Plan, the 1997 Stock Award shall vest as set forth below:

                  (1) 20 percent of the 1997 Stock Award shall be transferable on, and remain transferable after, the date of grant;

                  (2) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the first anniversary of the date of grant; and

                  (3) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the second anniversary of the date of grant.

            (c) The Company shall loan the Executive an amount equal to the aggregate federal, state and local income taxes (based on the highest marginal tax rates in effect on the date of the loan) incurred by the Executive due to
(i) a portion of the 1997 Stock Award becoming transferable or (ii) the Executive making an election under Code Section 83(b) with respect to the 1997 Stock Award. The loan shall be made at or, at the Executive's election, prior to the date the Executive is obligated to pay any federal, state or local income tax due to such portion of the 1997 Stock Award becoming transferable or the Executive making such election under Code Section 83(b). The loan's interest rate shall be equal to the short-term applicable federal rate compounded annually in effect on the date of the loan as published by the Internal Revenue Service. The Executive shall pay to the Company in a lump sum the principal and all accrued interest with respect to such loan on the day which precedes the third anniversary of the date of the loan, or, at the Executives's election, on any date which precedes the third anniversary of the date of the loan.

      7. Employee Benefit Programs.

            (a) During the Term of Employment, the Executive shall be entitled to participate in those employee pension and welfare benefit plans, programs and/or arrangements applicable to the Executive and made available to the Company's senior-level executives or to its employees generally, as such plans, programs and/or arrangements may be in effect from time to time, including, without limitation, pension, profit-sharing, savings, medical, dental, hospitalization, short-term disability, long-term disability, life insurance, accidental death and dismemberment protection, travel accident insurance, and other employee pension and welfare benefit plans, programs and/or arrangements that may be sponsored by the Company from time to time.

            (b) During the Term of Employment, the Company shall provide the Executive with term life insurance with a death benefit of at least two times Base Salary. The Company shall pay all premiums with respect to such life insurance. Such life insurance may be provided either through the Company's group life insurance programs, by an individual policy, or by a combination of both group and individual policies.

      8. Reimbursement of Business Expenses.

            The Executive is authorized to incur reasonable business expenses in carrying out his duties and responsibilities under the Agreement, and the Company shall promptly reimburse him for all such reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

      9. Perquisites.

            During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the

Company's senior-level executive in accordance with the terms and conditions of such arrangements as are in effect from time to time.

      10. Vacation.

            The Executive shall be entitled to paid vacation in accordance with the Company's vacation policy; provided, however, that the Executive shall be entitled to not less than four weeks of vacation each year.

      11. Termination of Employment.

            (a) Termination of Employment Due to Death. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and his estate and/or beneficiaries, as the case may be, shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of his death;

                  (2) all annual incentive awards with respect to any year prior to the year of his death which have been earned but not paid;

                  (3) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of his death;

                  (4) immediate vesting of all stock options held by the Executive on the date of his death, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of death or (ii) the date the incentive stock option would otherwise expire;

                  (5) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                  (6) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (b) Termination of Employment Due to Disability. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the Executive's termination of employment and the Executive shall be entitled to the following (but in no event less than the benefits due him under the then current disability program of the Company):

                  (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the sum of 50 percent of Base Salary, at the annual rate in effect on the date of the termination of the Executive's employment, payable monthly for a period ending on the first day of the month following the month in which the Executive attains age 65 or recovers from his Disability, whichever occurs earlier, less the amount of any disability benefits provided to the Executive under the Company's disability program;

                  (4) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of the termination of his employment;

                  (5) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;

                  (6) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (7) continued participation, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in those other employee plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until he attains age 65 or recovers from his Disability, whichever occurs earlier; and

                  (8) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            If the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(b)(7) above, he shall be provided the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate. The economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis.

            In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating his employment gives written notice to the other Party in accordance with Section 25 below.

            (c) Termination of Employment by the Company for Cause. A termination of the Executive's employment by the Company for Cause shall not take effect unless the provisions of this Section 11(c) are complied with and the Board issues a written determination that the Executive's employment should be terminated for Cause (a "Determination").

                  (1) In accordance with Section 25 below, the CEO shall give the Executive a written notice stating his intention to terminate the Executive's employment for Cause (the "Cause Notice"). The Cause Notice shall:

                        (A) state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination of employment for Cause is based; and

                        (B) be given within four months of the CEO learning of such act or acts or failure or failures to act.

                  (2) The CEO may temporarily relieve the Executive of his duties and responsibilities described in Section 3 above during the period commencing on the date the Cause Notice is issued by the CEO and ending on the date the Determination is issued by the Board (the "Determination Period").

                  (3) The Executive shall have 20 days after the date the Cause Notice is actually received by him in which to cure his conduct on which the termination of employment for Cause is based, to the extent such cure is possible. If the Executive fails to cure such conduct, he shall then be entitled to a hearing before the Board. Such hearing shall be held during the 20-day period following the date the Executive receives the Cause Notice; provided, however, that the Executive requests such hearing during the 10-day period following the date the Executive receives the Cause Notice. Within five days following the completion of such hearing, the Board shall issue a Determination stating whether, in its judgment, grounds for Cause as detailed in the Cause Notice exist. If the Determination states that such grounds exist, the Executive's employment shall be immediately terminated for Cause and the Term of Employment shall end as of the date of the termination of the Executive's employment.

                  (4) If the Company terminates the Executive's employment for Cause, the Executive shall be entitled to the following:

                        (A) Base Salary earned but not paid prior to the date of the termination of his employment;

                        (B) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                        (C) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

                  (5) Notwithstanding anything herein to the contrary, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony, such conviction is overturned in a final determination on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits the Executive would have received if his employment had been terminated by the Company without Cause.

            (d) Termination of Employment by the Company Without Cause. If the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Executive shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of the termination of his employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) with respect to a period equal to the longer of (i) the remainder of the Term of Employment or (ii) the corresponding severance period listed on Schedule A, payable in a lump sum without discount (the "Salary Continuation Benefits");

                  (4) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of the termination of his employment;

                  (5) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;

                  (6) continued accrual of credited service through the end of the Term of Employment for the purpose of any Company pension plan, program or arrangement;

                  (7) the right to purchase, at fair market value, the Executive's automobile (if any) provided to him by the Company under the Company's automobile perquisite program for senior-level executives;

                  (8) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (9) continued participation, as if he were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                        (A) the end of the period used to determine the Salary Continuation Benefits; or

                        (B) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(d)(9)(A) above, he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 11(d)(9);

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                        (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

                  (10) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (e) Termination of Employment by the Executive for Good Reason. The Executive may terminate his employment for Good Reason, but only if:

                  (1) the Executive notifies the Board during the 60-day period following the date of the first occurrence of an event which constitutes Good Reason (the "Good Reason Event Date") of his intention to terminate his employment for Good Reason;

                  (2) the Executive terminates his employment for Good Reason during the 120-day period following the Good Reason Event Date;

                  (3) the termination of employment for Good Reason does not occur during a Determination Period described in Section 11(c)(2) above; and

                  (4) the Good Reason first occurs before or after a Determination Period, or, if the Good Reason first occurs during a Determination Period, such event constituting Good Reason continues to occur after the Determination Period.

Upon a termination by the Executive of his employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in
Section 11(d) above; provided, however, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(r)(1) above, then the Base Salary to be used in determining the Salary Continuation Benefits in accordance with Section 11(d)(2) above shall be the Base Salary in effect immediately prior to such reduction.

            (f) Termination of Employment Following a Change in Control. On the date of a Change in Control, all stock options and all unvested shares under the 1997 Stock Award and other restricted stock awards held by the Executive on such date shall immediately and fully vest, and all such stock options shall be exercisable from such date until the date they would otherwise expire (but in the case of incentive stock options, for not more than one year following a termination of employment). If, following a Change in Control, (i) the Executive's employment is terminated by the Company without Cause, (ii) the Executive terminates his employment for Good Reason, or (iii) upon 30 days prior written notice to the Company, the Executive terminates his employment for any reason during the 120-day period following the 90th day after the date of the Change in Control, the Executive shall be entitled to the same payments and benefits as provided in Section 11(d) above, except that the Salary Continuation Benefits under Section 11(d)(3) above shall be determined with respect to a period equal to the longer of (a) 18 months or (b) the remainder of the Term of Employment. A failure by the Executive to exercise his rights with respect to a Change in Control shall not be deemed a waiver of any rights under this Agreement.

            (g) Termination of Employment by the Executive Without Good Reason. If the Executive terminates his employment without Good Reason, other than a termination of employment (i) due to death or retirement or Disability or (ii) by the Executive during the 120-day period following the 90th day after the date of a Change in Control, the Executive shall have the same entitlements as provided in Section 11(c)(4) above. A termination of the Executive's employment under this Section 11(g) shall be effective upon 30 days prior written notice to the Company and shall not be deemed a breach of this Agreement.

            (h) Nonrenewal of Agreement by the Company. If (i) the Company does not renew the Term of Employment in accordance with Section 2 above and (ii) the Executive remains employed by the Company on a continuous basis until the end of the Term of Employment, the Executive shall have the same entitlements as provided in Section 11(d) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company without Cause.

            (i) Nonrenewal of Agreement by the Executive. In the event that the Executive does not renew the Term of Employment in accordance with Section 2 above, the Executive shall have the same entitlements as provided in Section 11(c)(4) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company for Cause.

            (j) Payment Following a Change in Control. If the termination of the Executive's employment is pursuant to Section 11(f) above, and the aggregate of all payments or benefits made or provided to the Executive under Section 11(f) above and under all other plans, programs and/or arrangements of the Company (the "Aggregate Payment") is determined to constitute a "parachute payment" (as such term is defined in Code Section 280G(b)(2)), the Company shall pay to the Executive, prior to the time any excise tax imposed by Code Section 4999 ("Excise Tax") is payable with respect to such Aggregate Payment, an additional amount which, after the imposition of all income and excise taxes thereon, is equal to the Excise Tax on the Aggregate Payment. The determination of whether the Aggregate Payment constitutes a parachute payment and, if so, the amount to be paid to the Executive and the time of payment pursuant to this Section 11(j) shall be made by an independent auditor (the "Auditor") jointly selected by the Company and the Executive and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm which has not, during the two years preceding the date of its selection, acted in any way on behalf of the Company or any affiliate thereof. If the Executive and the Company cannot agree on the firm to serve as the Auditor, then the Executive and the Company shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

            (k) No Mitigation; No Offset. If the Executive's employment terminates under this Section 11, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 11.

            (l) Nature of Payments. Any amounts due under this Section 11 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

      12. Confidentiality: Assignment of Rights.

            (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which he acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with his work as an employee of the Company, (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information, or (iii) as to such confidential information that becomes generally known to the public or trade without violation of this Section 12(a).

            (b) The Executive hereby sells, assigns and transfers to the Company all of his right, title and interest in and to all inventions, discoveries, improvements and copyrightable subject matter (the "rights") which during the Term of Employment are made or conceived by him, alone or with others, and which are within or arise out of any general field of the Company's business or arise out of any work he performs or information he receives regarding the business of the Company while employed by the Company. The Executive shall fully disclose to the Company as promptly as available all information known or possessed by him concerning the rights referred to in the preceding sentence, and upon request by the Company and without any further remuneration in any form to him by the Company, but at the expense of the Company, execute all applications for patents and for copyright registration, assignments thereof and other instruments and do all things which the Company may deem necessary to vest and maintain in it the entire right, title and interest in and to all such rights.

      13. Noncompetition.

            (a) The Executive covenants and agrees that during the Term of Employment and during the six-month period following the end of the Term of Employment, he shall not at any time, without the prior written consent of the Company, directly or indirectly, engage in a Competitive Activity.

            (b) The Parties acknowledge that in the event of a breach or threatened breach of Section 13(a) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of
Section 13(a) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 13(a) above. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 13(a) above, including the recovery of damages.

      14. Indemnification.

            (a) The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

            (b) Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 14(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including the Board, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

            (c) The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

      15. Effect of Agreement on Other Benefits.

            Except as specifically provided in this Agreement, the existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the Company's employee benefit plans, programs and arrangements applicable to the Company's senior-level executives.

      16. Assignability; Binding Nature.

            This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder or under any other plan or benefit program referred to herein. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 22 below.

      17. Representation.

            The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

      18. Entire Agreement.

            This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

      19. Amendment or Waiver.

            No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

      20. Severability.

            In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

      21. Survivorship.

            The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

      22. Beneficiaries/References.

            The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

      23. Governing Law/Jurisdiction.

            This Agreement shall be governed by and construed and interpreted in accordance with the laws of New York without reference to principles of conflict of laws.

      24. Resolution of Disputes.

            Any disputes arising under or in connection with the Agreement may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the two arbitrators shall select a third arbitrator, and the three arbitrators shall form an arbitration panel which shall resolve the dispute by majority vote. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Executive under this Agreement and all benefits to which the Executive is entitled at the time the dispute arises.

      25. Notices.

            Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Metallurg, Inc.
                              6 East 43rd Street, 12th floor

                              New York, New York 10017
                              Attention: General Counsel

With a copy to:               Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, New York 10153
                              Attention: John J. Rapisardi

If to the Executive:          J. Richard Budd, III
                              332 National Court
                              North Hills, NY 11576

      26. Headings.

            The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

      27. Counterparts.

            This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    METALLURG, INC.


                                    By:
                                       ------------------------
                                          Secretary



                                    ------------------------
                                    J. Richard Budd, III

                                   SCHEDULE A

            Years of Service                    Severance Period
            ----------------                    ----------------

            Up to 15                            6 months

            More Than 15                        9 months

            More Than 20                        12 months

                              EMPLOYMENT AGREEMENT

      AGREEMENT, made and entered into as of the 14th day of April, 1997 by and between Metallurg Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Robin Brumwell (the "Executive").

                              W I T N E S S E T H :

      WHEREAS, the Executive is the President of Metallurg International Resources ("MIR"), a division of the Company; and

      WHEREAS, the Company desires to continue the employment of the Executive and to enter into an employment agreement embodying the terms of such employment (the "Agreement"); and

      WHEREAS, the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

      1. Definitions.

            (a) "Bankruptcy Code" shall mean title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

            (b) "Bankruptcy Court" shall mean the United States District Court for the Southern District of New York, having jurisdiction over the Chapter 11 Cases and, to the extent of any reference made pursuant to section 157 of title 28 of the United States Code, the unit of such District Court pursuant to section 151 of title 28 of the United States Code.

            (c) "Base Salary" shall mean the Executive's base salary in accordance with Section 4 below.

            (d) "Board" shall mean the Board of Directors of the Company.

            (e) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or authorized to be closed.

            (f) "Cause" shall mean:

                  (1)   the Executive is convicted of a felony; or

                  (2) the Executive engages in conduct that constitutes gross neglect or willful misconduct in carrying out his duties under the Agreement, resulting, in either case, in material economic harm to the Company, unless the Executive believed in good faith that such act or nonact was in the best interests of the Company.

            (g) "CEO" shall mean the chief executive officer of the Company.

            (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations thereunder.

            (i) A "Change in Control" shall mean the first to occur of the following events:

                  (1) any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the Exchange Act) or group of persons becomes a "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of more than 50 percent of the Voting Stock of the Company;

                  (2) the majority of the Board consists of individuals other than Incumbent Directors;

                  (3) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

                  (4) the sale or other disposition of all or substantially all of the assets or business of the Company and its Subsidiaries taken as a whole; or

                  (5) the merger, consolidation or combination of the Company with or into another company (the "Other Company"); provided, however, that immediately after the merger, consolidation or combination, the shareholders of the Company immediately prior to the merger, consolidation or combination hold, directly or indirectly, 50 percent or less of the Voting Stock of the surviving company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the surviving company, any shares received by any "affiliate" (as such term is defined in Rule 12b-2 under the Exchange Act) of the Other Company in exchange for stock of the Other Company).

            (j) "Chapter 11 Cases" shall mean the cases under chapter 11 of the Bankruptcy Code commenced by the Company and Shieldalloy Metallurgical Corporation, styled In re METALLURG, INC. and SHIELDALLOY METALLURGICAL CORPORATION, Jointly Administered Chapter 11 Case Nos. 93 B 44468 (JLG) and 93 B 44469 (JLG), currently pending in the Bankruptcy Court, under which the Company and Shieldalloy Metallurgical Corporation are the debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

            (k) "Competitive Activity" shall mean any activity engaged in by the Executive, whether as an employee, principal, sole proprietor, consultant, agent, officer, director, partner or shareholder (except as a less than one-percent shareholder of a publicly traded company or a less than five-percent shareholder of a privately held company), which directly competes with the Company or any Subsidiary. For this purpose, an activity which directly competes with the Company or any Subsidiary shall mean a business that was being conducted by the Company or any Subsidiary during the Term of Employment. Notwithstanding anything to the contrary in this Section 1(k), an activity shall not be deemed to be a Competitive Activity (x) solely as a result of the Executive's being employed by or otherwise associated with a business of which a unit is in competition with the Company or any Subsidiary but as to which unit the Executive does not have direct or indirect responsibilities for the products or product lines involved or (y) if the activity contributes less than 5 percent of the revenues for the fiscal year in question of the business by which the Executive is employed or with which he is otherwise associated.

            (l) "Confirmation Date" shall mean the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.

            (m) "Confirmation Order" shall mean the order of the Bankruptcy Court confirming the Plan of Reorganization pursuant to section 1129 of the Bankruptcy Code.

            (n) "Consumer Price Index" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers, all items, for New York City as determined by the Bureau of Labor Statistics, United States Department of Labor, or successor or comparable successor index should such index be discontinued.

            (o) "Disability" shall mean a disability as determined under the Company's long-term disability plans, programs and/or arrangements in effect on the date such disability first occurs.

            (p) "Effective Date" shall mean the first Business Day on which all of the conditions specified in Article XIII of the Plan of Reorganization have been satisfied or waived.

            (q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

            (r) "Good Reason" shall mean the occurrence of any of the following events:

                  (1)   a reduction in the Executive's Base Salary;

                  (2) a material change in the Executive's position, duties or responsibilities with respect to his employment by the Company under the Agreement without the Executive's prior written consent;

                  (3) the removal of the Executive from the positions described in Section 3 below;

                  (4) a reduction in the Executive's annual bonus opportunity as specified in Section 5 below;

                  (5) an actual change in the Executive's principal work location by more than 50 miles and more than 50 miles from the Executive's principal place of abode as of the date of such change in job location without the Executive's prior written consent; or

                  (6) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to the Company, or purchaser of all or substantially all of the business or assets of the Company and its Subsidiaries taken as a whole, on or prior to the date on which the relevant merger, consolidation, sale or similar transaction is completed.

            (s) "Incumbent Directors" shall mean the members of the Board as of the Effective Date; provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

            (t) "Plan of Reorganization" shall mean the joint chapter 11 plan of reorganization for the Company and Shieldalloy Metallurgical Corporation under the Chapter 11 Cases (including all exhibits and schedules annexed thereto), either in its present form or as it may be altered, amended, or modified from time to time.

            (u) "Subsidiary" of the Company shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

            (v) "Term of Employment" shall mean the period specified in Section 2 below.

            (w) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

      2. Term of Employment.

            The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period commencing on the Effective Date and ending on the second anniversary of the Effective Date, subject to earlier termination of the Term of Employment in accordance with the terms of the Agreement. The Term of Employment shall be automatically renewed for a one-year period on the second anniversary of the Effective Date and on each anniversary of the Effective Date thereafter, unless either Party has notified the other Party in writing in accordance with Section 25 below at least 365 days prior to the expiration of the then Term of Employment that he or it does not want the Term of Employment to so renew.

      3. Position, Duties and Responsibilities.

            On the Effective Date and continuing for the remainder of the Term of Employment, the Executive shall be employed as the President of Metallurg International Resources ("MIR"), a division of the Company, and he shall have the duties and responsibilities associated with such position. The Executive, in carrying out his duties under this Agreement, shall report to the CEO. Notwithstanding anything herein to the contrary, nothing shall preclude the Executive from:

                  (1) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations;

                  (2)   engaging in charitable activities and community affairs;
                        and

                  (3)   managing his personal investments and affairs;

provided, however, that such activities do not materially interfere with the proper performance of his duties and responsibilities hereunder.

      4. Base Salary.

            The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Company, of $220,000, which is the Executive's current base salary in effect as of the Effective Date. The Base Salary shall be reviewed no less frequently than annually for increase in the discretion of the Board's Compensation Committee. Notwithstanding anything herein to the contrary, the Base Salary shall be increased on each January 1st after the Effective Date (the "Base Salary Increase Date") by a percentage which is equal to the percentage of increase in the Consumer Price Index with respect to the 12-month period ending on the November 30th which immediately precedes the relevant Base Salary Increase Date.

      5. Annual Incentive Compensation Programs.

            The Executive shall participate in the Company's Management Incentive Compensation Plan ("MICP") or such other successor plan applicable to senior-level executives. He shall have an annual bonus opportunity under the MICP of 30 percent of Base Salary. Payment of annual incentive compensation awards shall be made at the same time that other senior-level executives receive their annual incentive compensation awards.

      6. Long-Term Incentive Compensation Programs.

            (a) The Executive shall be eligible to participate in the Company's 1997 Stock Award and Stock Option Plan (the "1997 Plan") or such other successor plan applicable to senior-level executives.

            (b) On the Effective Date, the Company shall grant the Executive an award of 17,500 shares of common stock of the Company under the 1997 Plan (the "1997 Stock Award"). Subject to the terms and conditions of the 1997 Plan, the 1997 Stock Award shall vest as set forth below:

                  (1) 20 percent of the 1997 Stock Award shall be transferable on, and remain transferable after, the date of grant;

                  (2) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the first anniversary of the date of grant; and

                  (3) 40 percent of the 1997 Stock Award shall become transferable on, and remain transferable after, the day which precedes the second anniversary of the date of grant.

            (c) The Company shall loan the Executive an amount equal to the aggregate federal, state and local income taxes (based on the highest marginal tax rates in effect on the date of the loan) incurred by the Executive due to
(i) a portion of the 1997 Stock Award becoming transferable or (ii) the Executive making an election under Code Section 83(b) with respect to the 1997 Stock Award. The loan shall be made at or, at the Executive's election, prior to the date the Executive is obligated to pay any federal, state or local income tax due to such portion of the 1997 Stock Award becoming transferable or the Executive making such election under Code Section 83(b). The loan's interest rate shall be equal to the short-term applicable federal rate compounded annually in effect on the date of the loan as published by the Internal Revenue Service. The Executive shall pay to the Company in a lump sum the principal and all accrued interest with respect to such loan on the day which precedes the third anniversary of the date of the loan, or, at the Executives's election, on any date which precedes the third anniversary of the date of the loan.

      7. Employee Benefit Programs.

            (a) During the Term of Employment, the Executive shall be entitled to participate in those employee pension and welfare benefit plans, programs and/or arrangements applicable to the Executive and made available to the Company's senior-level executives or to its employees generally, as such plans, programs and/or arrangements may be in effect from time to time, including, without limitation, pension, profit-sharing, savings, medical, dental, hospitalization, short-term disability, long-term disability, life insurance, accidental death and dismemberment protection, travel accident insurance, and other employee pension and welfare benefit plans, programs and/or arrangements that may be sponsored by the Company from time to time.

            (b) During the Term of Employment, the Company shall provide the Executive with term life insurance with a death benefit of at least two times Base Salary. The Company shall pay all premiums with respect to such life insurance. Such life insurance may be provided either through the Company's group life insurance programs, by an individual policy, or by a combination of both group and individual policies.

      8. Reimbursement of Business Expenses.

            The Executive is authorized to incur reasonable business expenses in carrying out his duties and responsibilities under the Agreement, and the Company shall promptly reimburse him for all such reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

      9. Perquisites.

            During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executive in accordance with the terms and conditions of such arrangements as are in effect from time to time.

      10. Vacation.

            The Executive shall be entitled to paid vacation in accordance with the Company's vacation policy; provided, however, that the Executive shall be entitled to not less than four weeks of vacation each year.

      11. Termination of Employment.

            (a) Termination of Employment Due to Death. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and his estate and/or beneficiaries, as the case may be, shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of his death;

                  (2) all annual incentive awards with respect to any year prior to the year of his death which have been earned but not paid;

                  (3) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of his death;

                  (4) immediate vesting of all stock options held by the Executive on the date of his death, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of death or (ii) the date the incentive stock option would otherwise expire;

                  (5) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                  (6) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (b) Termination of Employment Due to Disability. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the Executive's termination of employment and the Executive shall be entitled to the following (but in no event less than the benefits due him under the then current disability program of the Company):

                  (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the sum of 50 percent of Base Salary, at the annual rate in effect on the date of the termination of the Executive's employment, payable monthly for a period ending on the first day of the month following the month in which the Executive attains age 65 or recovers from his Disability, whichever occurs earlier, less the amount of any disability benefits provided to the Executive under the Company's disability program;

                  (4) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of the termination of his employment;

                  (5) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;

                  (6) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (7) continued participation, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in those other employee plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until he attains age 65 or recovers from his Disability, whichever occurs earlier; and

                  (8) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            If the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(b)(7) above, he shall be provided the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate. The economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis.

            In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating his employment gives written notice to the other Party in accordance with Section 25 below.

            (c) Termination of Employment by the Company for Cause. A termination of the Executive's employment by the Company for Cause shall not take effect unless the provisions of this Section 11(c) are complied with and the Board issues a written determination that the Executive's employment should be terminated for Cause (a "Determination").

                  (1) In accordance with Section 25 below, the CEO shall give the Executive a written notice stating his intention to terminate the Executive's employment for Cause (the "Cause Notice"). The Cause Notice shall:

                        (A) state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination of employment for Cause is based; and

                        (B) be given within four months of the CEO learning of such act or acts or failure or failures to act.

                  (2) The CEO may temporarily relieve the Executive of his duties and responsibilities described in Section 3 above during the period commencing on the date the Cause Notice is issued by the CEO and ending on the date the Determination is issued by the Board (the "Determination Period").

                  (3) The Executive shall have 20 days after the date the Cause Notice is actually received by him in which to cure his conduct on which the termination of employment for Cause is based, to the extent such cure is possible. If the Executive fails to cure such conduct, he shall then be entitled to a hearing before the Board. Such hearing shall be held during the 20-day period following the date the Executive receives the Cause Notice; provided, however, that the Executive requests such hearing during the 10-day period following the date the Executive receives the Cause Notice. Within five days following the completion of such hearing, the Board shall issue a Determination stating whether, in its judgment, grounds for Cause as detailed in the Cause Notice exist. If the Determination states that such grounds exist, the Executive's employment shall be immediately terminated for Cause and the Term of Employment shall end as of the date of the termination of the Executive's employment.

                  (4) If the Company terminates the Executive's employment for Cause, the Executive shall be entitled to the following:

                        (A) Base Salary earned but not paid prior to the date of the termination of his employment;

                        (B) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above; and

                        (C) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

                  (5) Notwithstanding anything herein to the contrary, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony, such conviction is overturned in a final determination on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits the Executive would have received if his employment had been terminated by the Company without Cause.

            (d) Termination of Employment by the Company Without Cause. If the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Executive shall be entitled to the following:

                  (1) Base Salary earned but not paid prior to the date of the termination of his employment;

                  (2) all annual incentive awards with respect to any year prior to the year of the termination of the Executive's employment which have been earned but not paid;

                  (3) an amount equal to the aggregate Base Salary (based on the Base Salary in effect on the date of the termination of the Executive's employment) with respect to a period equal to the longer of (i) the remainder of the Term of Employment or (ii) the corresponding severance period listed on Schedule A, payable in a lump sum without discount (the "Salary Continuation Benefits");

                  (4) immediate vesting of (i) all unvested shares underlying the 1997 Stock Award and (ii) all unvested shares underlying any other restricted stock award held by the Executive on the date of the termination of his employment;

                  (5) immediate vesting of all stock options held by the Executive on the date of the termination of his employment, with all nonqualified stock options remaining exercisable until the end of their original terms and all incentive stock options remaining exercisable until the earlier of (i) the end of the one-year period following the date of the termination of his employment or (ii) the date the incentive stock option would otherwise expire;

                  (6) continued accrual of credited service through the end of the Term of Employment for the purpose of any Company pension plan, program or arrangement;

                  (7) the right to purchase, at fair market value, the Executive's automobile (if any) provided to him by the Company under the Company's automobile perquisite program for senior-level executives;

                  (8) any amounts earned, accrued or owing to the Executive but not yet paid under Section 7, 8, 9 or 10 above;

                  (9) continued participation, as if he were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements and in other employee benefit plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                        (A) the end of the period used to determine the Salary Continuation Benefits; or

                        (B) the date, or dates, he receives equivalent coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                        provided, however, that:

                        (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(d)(9)(A) above, he shall be provided with the after-tax economic equivalent of the benefits provided under the plan, program or arrangement in which he is unable to participate for the period specified in this Section 11(d)(9);

                        (Y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

                        (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

                  (10) other or additional benefits in accordance with applicable plans, programs and/or arrangements of the Company.

            (e) Termination of Employment by the Executive for Good Reason. The Executive may terminate his employment for Good Reason, but only if:

                  (1) the Executive notifies the Board during the 60-day period following the date of the first occurrence of an event which constitutes Good Reason (the "Good Reason Event Date") of his intention to terminate his employment for Good Reason;

                  (2) the Executive terminates his employment for Good Reason during the 120-day period following the Good Reason Event Date;

                  (3) the termination of employment for Good Reason does not occur during a Determination Period described in Section 11(c)(2) above; and

                  (4) the Good Reason first occurs before or after a Determination Period, or, if the Good Reason first occurs during a Determination Period, such event constituting Good Reason continues to occur after the Determination Period.

Upon a termination by the Executive of his employment for Good Reason, the Executive shall be entitled to the same payments and benefits as provided in
Section 11(d) above; provided, however, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(r)(1) above, then the Base Salary to be used in determining the Salary Continuation Benefits in accordance with Section 11(d)(2) above shall be the Base Salary in effect immediately prior to such reduction.

            (f) Termination of Employment Following a Change in Control. On the date of a Change in Control, all stock options and all unvested shares under the 1997 Stock Award and other restricted stock awards held by the Executive on such date shall immediately and fully vest, and all such stock options shall be exercisable from such date until the date they would otherwise expire (but in the case of incentive stock options, for not more than one year following a termination of employment). If, following a Change in Control, (i) the Executive's employment is terminated by the Company without Cause, (ii) the Executive terminates his employment for Good Reason, or (iii) upon 30 days prior written notice to the Company, the Executive terminates his employment for any reason during the 120-day period following the 90th day after the date of the Change in Control, the Executive shall be entitled to the same payments and benefits as provided in Section 11(d) above, except that the Salary Continuation Benefits under Section 11(d)(3) above shall be determined with respect to a period equal to the longer of (a) 18 months or (b) the remainder of the Term of Employment. A failure by the

Executive to exercise his rights with respect to a Change in Control shall not be deemed a waiver of any rights under this Agreement.

            (g) Termination of Employment by the Executive Without Good Reason. If the Executive terminates his employment without Good Reason, other than a termination of employment (i) due to death or retirement or Disability or (ii) by the Executive during the 120-day period following the 90th day after the date of a Change in Control, the Executive shall have the same entitlements as provided in Section 11(c)(4) above. A termination of the Executive's employment under this Section 11(g) shall be effective upon 30 days prior written notice to the Company and shall not be deemed a breach of this Agreement.

            (h) Nonrenewal of Agreement by the Company. If (i) the Company does not renew the Term of Employment in accordance with Section 2 above and (ii) the Executive remains employed by the Company on a continuous basis until the end of the Term of Employment, the Executive shall have the same entitlements as provided in Section 11(d) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company without Cause.

            (i) Nonrenewal of Agreement by the Executive. In the event that the Executive does not renew the Term of Employment in accordance with Section 2 above, the Executive shall have the same entitlements as provided in Section 11(c)(4) above, and the date on which the Term of Employment ends shall be deemed to be the date of the termination of the Executive's employment by the Company for Cause.

            (j) Payment Following a Change in Control. If the termination of the Executive's employment is pursuant to Section 11(f) above, and the aggregate of all payments or benefits made or provided to the Executive under Section 11(f) above and under all other plans, programs and/or arrangements of the Company (the "Aggregate Payment") is determined to constitute a "parachute payment" (as such term is defined in Code Section 280G(b)(2)), the Company shall pay to the Executive, prior to the time any excise tax imposed by Code Section 4999 ("Excise Tax") is payable with respect to such Aggregate Payment, an additional amount which, after the imposition of all income and excise taxes thereon, is equal to the Excise Tax on the Aggregate Payment. The determination of whether the Aggregate Payment constitutes a parachute payment and, if so, the amount to be paid to the Executive and the time of payment pursuant to this Section 11(j) shall be made by an independent auditor (the "Auditor") jointly selected by the Company and the Executive and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm which has not, during the two years preceding the date of its selection, acted in any way on behalf of the Company or any affiliate thereof. If the Executive and the Company cannot agree on the firm to serve as the Auditor, then the Executive and the Company shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

            (k) No Mitigation; No Offset. If the Executive's employment terminates under this Section 11, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to


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

any subsequent employment that he may obtain except as specifically provided in this Section 11.

            (l) Nature of Payments. Any amounts due under this Section 11 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

      12. Confidentiality: Assignment of Rights.

            (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which he acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with his work as an employee of the Company, (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information, or (iii) as to such confidential information that becomes generally known to the public or trade without violation of this Section 12(a).

            (b) The Executive hereby sells, assigns and transfers to the Company all of his right, title and interest in and to all inventions, discoveries, improvements and copyrightable subject matter (the "rights") which during the Term of Employment are made or conceived by him, alone or with others, and which are within or arise out of any general field of the Company's business or arise out of any work he performs or information he receives regarding the business of the Company while employed by the Company. The Executive shall fully disclose to the Company as promptly as available all information known or possessed by him concerning the rights referred to in the preceding sentence, and upon request by the Company and without any further remuneration in any form to him by the Company, but at the expense of the Company, execute all applications for patents and for copyright registration, assignments thereof and other instruments and do all things which the Company may deem necessary to vest and maintain in it the entire right, title and interest in and to all such rights.

      13. Noncompetition.

            (a) The Executive covenants and agrees that during the Term of Employment and during the six-month period following the end of the Term of Employment, he shall not at any time, without the prior written consent of the Company, directly or indirectly, engage in a Competitive Activity.

            (b) The Parties acknowledge that in the event of a breach or threatened breach of Section 13(a) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of
Section 13(a) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of

Section 13(a) above. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 13(a) above, including the recovery of damages.

      14. Indemnification.

            (a) The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

            (b) Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 14(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including the Board, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

            (c) The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

      15. Effect of Agreement on Other Benefits.

            Except as specifically provided in this Agreement, the existence of this Agreement shall not prohibit or restrict the Executive's entitlement to full participation in the Company's employee benefit plans, programs and arrangements applicable to the Company's senior-level executives.

      16. Assignability; Binding Nature.

            This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder or under any other plan or benefit program referred to herein. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 22 below.

      17. Representation.

            The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

      18. Entire Agreement.

            This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

      19. Amendment or Waiver.

            No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

      20. Severability.

            In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

      21. Survivorship.

            The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

      22. Beneficiaries/References.

            The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

      23. Governing Law/Jurisdiction.

            This Agreement shall be governed by and construed and interpreted in accordance with the laws of New York without reference to principles of conflict of laws.

      24. Resolution of Disputes.

            Any disputes arising under or in connection with the Agreement may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the two arbitrators shall select a third arbitrator, and the three arbitrators shall form an arbitration panel which shall resolve the dispute by majority vote. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, reasonable attorneys' fees of both Parties, shall be borne by the Company. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts due the Executive under this Agreement and all benefits to which the Executive is entitled at the time the dispute arises.

      25. Notices.

            Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Metallurg, Inc.
                              6 East 43rd Street, 12th floor
                              New York, New York 10017
                              Attention: General Counsel

With a copy to:               Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, New York 10153
                              Attention: John J. Rapisardi

If to the Executive:          Robin Brumwell
                              c/o Metallurg, Inc.
                              6 East 43rd Street, 12th floor
                              New York, New York 10017

      26. Headings.

            The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

      27. Counterparts.

            This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    METALLURG, INC.


                                    By:
                                       ------------------------
                                          Secretary



                                    ------------------------
                                    Robin Brumwell


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

                                   SCHEDULE A

            Years of Service                    Severance Period
            ----------------                    ----------------

            Up to 15                            6 months

            More Than 15                        9 months

            More Than 20                        12 months


                                       20